Exhibit 10.1
Sempra
Common Stock
(No Par Value)
ATM EQUITY OFFERING SALES AGREEMENT
November 6, 2024
To the Agents and Forward Purchasers listed on Schedule I
Ladies and Gentlemen:
Sempra, a California corporation (the “Company”), proposes, subject to the terms and conditions stated herein, that shares (the “Shares”) of its common stock, no par value (the “Common Stock”), having an aggregate gross sales price not to exceed $3,000,000,000, be offered and sold from time to time to or through Barclays Capital Inc. (“Barclays”), BofA Securities, Inc. (“BofAS”), Citigroup Global Markets Inc. (“Citigroup”), Goldman Sachs & Co. LLC (“Goldman”), J.P. Morgan Securities LLC (“JPM”), Mizuho Securities USA LLC (“Mizuho”), Morgan Stanley & Co. LLC (“MS”), MUFG Securities Americas Inc. (“MUFG”), RBC Capital Markets, LLC (“RBC”), Scotia Capital (USA) Inc. (“Scotia”) and Wells Fargo Securities, LLC (“WFS”), as sales agents, principals and/or forward sellers (in any such capacity, each an “Agent”, and collectively, the “Agents”) and Barclays Bank PLC, Bank of America, N.A., Citibank, N.A., Goldman Sachs & Co. LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, National Association, each as forward purchaser (in such capacity, each a “Forward Purchaser” and, collectively, the “Forward Purchasers”), on the terms set forth in this ATM Equity Offering Sales Agreement. For purposes of clarity, it is understood and agreed by the parties hereto that, if Shares are offered or sold through any Agent acting as forward seller for the applicable Forward Purchaser, then such Agent, as forward seller, shall be acting as sales agent for such Forward Purchaser with respect to the offering and sale of such Shares, and, except in cases where this Agreement (as defined below) expressly refers to an Agent acting as sales agent for the Company or unless otherwise expressly stated or the context otherwise requires, references in this Agreement to any Agent acting as sales agent shall also be deemed to apply to such Agent when acting as forward seller, mutatis mutandis. The Company agrees that whenever it determines to sell Shares directly to an Agent as principal it will enter into a separate written Terms Agreement (each, a “Terms Agreement”), in substantially the form of Annex I hereto, relating to such sale in accordance with Section 2(k) hereof. References herein to “this Agreement” or to matters contained “herein” or “hereunder”, or words of similar import, mean this ATM Equity Offering Sales Agreement and any applicable Terms Agreement.

The Company agrees that whenever the Company determines to enter into one or more forward stock purchase transactions with any of the Forward Purchasers, the Company and any of the applicable Forward Purchasers will enter into one or more separate letter agreements (each, a “Confirmation” and, collectively, the “Confirmations”), in substantially the form of Annex II hereto, relating to such sale in accordance with Section 2 hereof. Under each Confirmation, the Company will, on the terms and subject to the conditions set forth in such Confirmation and in this Agreement, deliver to the applicable Forward Purchaser, or an affiliate thereof (including the Agent affiliated with such Forward Purchaser), up to the maximum number of shares of Common Stock as may be sold in accordance with this Agreement in connection with such Confirmation. In connection with any Confirmation entered into as contemplated by this Agreement, it is contemplated that the applicable Forward Purchaser will attempt to borrow and then offer, through its affiliated Agent, acting as forward seller and sales agent on behalf of such Forward Purchaser, the applicable Shares for sale on the terms and subject to the conditions set forth in this Agreement and such Confirmation.

The Company has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (File No. 333-272237), which registration statement became effective upon filing under Rule 462(e) of the rules and regulations of the Commission (the “Securities Act Regulations”) under the Securities Act of 1933, as amended (the “Securities Act”). The “Registration Statement”, as of any time, means such registration statement as amended by any post-effective amendments thereto at such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Securities Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B of the Securities Act Regulations (“Rule 430B”), but excluding any Form T-1 (as defined below), or any subsequent registration statement on Form S-3 filed pursuant to Rule 415(a)(6) under the Securities Act by the Company with respect to the Shares; provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto, or any subsequent registration statement on Form S-3 filed pursuant to Rule 415(a)(6) under the Securities Act by the Company with respect to the Shares, as of the time of the first contract of sale for the Shares, which time shall be considered the “new effective date” of the Registration Statement with respect to the Shares within the meaning of paragraph (f)(2) of Rule 430B (“Rule 430B(f)(2)”), including the exhibits and schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Securities Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B, but excluding any Form T-1. The base prospectus filed as part of such registration statement or any subsequent registration statement on Form S-3 filed pursuant to Rule 415(a)(6) under the Securities Act by the Company with respect to the Shares, as amended in the form in which it has been filed most recently with the Commission in accordance with Section 3(b) or 3(c) hereof, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, is referred to herein as the “Base Prospectus”. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus supplement relating to the Shares in accordance with the provisions of Rule 424(b) of the Securities Act Regulations (“Rule 424(b)”). Such prospectus supplement, as amended by the prospectus supplement filed most recently with the Commission in accordance with Section 3(b), 3(c) or 3(n) hereof, as the case may be, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, is referred to herein as the “Prospectus Supplement”. The Base Prospectus, as amended by the Prospectus Supplement and any applicable pricing supplement thereto, in the form in which the Base Prospectus, the Prospectus Supplement and any such pricing supplement has been filed most recently with the Commission in accordance with Section 3(b), 3(c) or 3(n) hereof, as the case may be, are collectively referred to herein as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement thereto shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (or any successor system) (“EDGAR”).
As used in this Agreement:
“Applicable Time” means, with respect to any offer and sale of Shares, the time immediately prior to the first contract of sale for such Shares, or such other time as agreed by the Company and the applicable Agents.
“General Disclosure Package” means each Issuer General Use Free Writing Prospectus, if any, issued prior to the Applicable Time (other than a “road show” that is an Issuer Free Writing Prospectus, but is not required to be filed under Rule 433 under the Securities Act), the most recent Prospectus filed with the Commission in accordance with Section 3(b), 3(c) or 3(n) hereof that is distributed to investors prior to the Applicable Time and the number of Shares and the offering price per Share, all considered together.
“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including, without limitation, any “free writing prospectus” (as defined in Rule 405) relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering thereof that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus approved by the Agents or, in the case of a specific offer and sale of Shares, the applicable Agent(s) pursuant to Section 3(l) hereof that is furnished to such Agent(s), as the case may be, for general distribution to investors, as evidenced by communications between the Company and the Agents or such Agent(s), as the case may be.
“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.
Unless the context otherwise requires, references in this Agreement to documents, financial statements and schedules and other information which is “contained,” “included,” “made,” “stated” or “referred to” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such documents, financial statements and schedules and other information incorporated or deemed incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the Applicable Time relating to the particular Shares; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder (the “Exchange Act Regulations”) incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, after the most recent effective date of such Registration Statement or the filing date of such preliminary prospectus or the Prospectus.
Section 1. Representations and Warranties. The Company represents and warrants to the Agents and the Forward Purchasers at the date of this Agreement, each Registration Statement Amendment Date (as defined in Section 3(o) hereof), each Company Periodic Report Date (as defined in Section 3(n) hereof), each Company Earnings Report Date (as defined in Section 3(o) hereof), each Applicable Time and each Settlement Date (as defined in Section 2(h) hereof) (collectively, a “Representation Date”), and agrees with the Agents and the Forward Purchasers, as follows:
(i)Accurate Disclosure. At each Applicable Time, (A) the General Disclosure Package and (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, did not contain and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection (i) shall not apply to statements in or omissions from the General Disclosure Package or any individual Issuer Limited Use Free Writing Prospectus made in reliance upon and in conformity with the Agent Information (as defined in Section 6(b) hereof).
(ii)Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement thereto, including any document incorporated by reference therein, that has not been superseded or modified. Any offer that is a written communication relating to the Shares made prior to the initial filing of the Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the Securities Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 of the Securities Act Regulations (“Rule 163”) and otherwise complied with the requirements of Rule 163, including, without limitation, the legending requirement, to qualify such offer for the exemption from Section 5(c) of the Securities Act provided by Rule 163.
(iii)Compliance of the Registration Statement and the Prospectus. The Company meets the requirements for use of Form S-3 under the Securities Act Regulations. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act Regulations that became effective not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to

Rule 401(g)(2) of the Securities Act Regulations has been received by the Company. The Registration Statement, at the respective times the Registration Statement and any post-effective amendments thereto became effective and as of each deemed effective date with respect to the Agents and Forward Purchasers pursuant to Rule 430B(f)(2), and the Registration Statement, any preliminary prospectus and the Prospectus, as of each Representation Date, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations (including Rule 415(a) of the Securities Act Regulations), and the Registration Statement at its effective time and at each Representation Date did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. No order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Prospectus and any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b) or at any Settlement Date, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection (iii) shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with the Agent Information or the information contained in any Statement of Eligibility and Qualification of a trustee under the Trust Indenture Act filed as an exhibit to the Registration Statement (a “Form T-1”).
(iv)Compliance of the Incorporated Documents. The documents filed by the Company and incorporated or deemed to be incorporated by reference into the Registration Statement, the Prospectus and the General Disclosure Package pursuant to Item 12 of Form S-3 under the Securities Act, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and Exchange Act Regulations and, when read together and with the other information in the Registration Statement, the Prospectus and the General Disclosure Package, at the respective times the Registration Statement and any amendments thereto became effective, at any Representation Date and at any Settlement Date, did not, do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(v)Well-Known Seasoned Issuer. (A) At the original effectiveness of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Shares in reliance on the exemption of Rule 163, (D) at the date of this ATM Equity Offering Sales Agreement and any Terms Agreement, and (E) at each Applicable Time, the Company was and is a “well-known seasoned issuer,” as defined in Rule 405.
(vi)Company Not Ineligible Issuer. (A) At the time of filing the Registration Statement and any post-effective amendment thereto, (B) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Shares, (C) at the date of this ATM Equity Offering Sales Agreement and any Terms Agreement and (D) at each Applicable Time, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.
(vii)No Material Adverse Change of the Company and its Subsidiaries. (A) The Company and its subsidiaries, taken as a whole, have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus and (B) since the date as of which information is given in the General Disclosure Package and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management or consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus. For purposes of Section 5(f) of this Agreement, a “Material Adverse Change” shall consist of the occurrence of any of the items set forth in clauses (A) and (B) of this Section 1(vii).
(viii)Good Standing of the Company and the Significant Subsidiaries. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole. Each “significant subsidiary” of the Company (as such term is defined in Rule 102 of Regulation S-X) (the “Significant Subsidiaries”), has been duly incorporated or organized and is validly existing as a corporation, limited partnership or other entity, as the case may be, and in good standing under the laws of the jurisdiction of its incorporation or organization.
(ix)Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus; and all of the issued shares of capital stock, partnership interests or other equity interests, as applicable, of each Significant Subsidiary have been duly and validly authorized and issued, are (solely in the case of shares of capital stock) fully paid and non-assessable and, except as stated in the Registration Statement, the General Disclosure Package and the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.
(x)Authorization of Shares. The Shares have been or will be prior to issuance duly authorized for issuance and sale by the Company and, if and when Shares are issued and delivered pursuant to this Agreement, such Shares will be validly issued, fully paid and non-assessable and the issuance of such Shares will not be subject to any preemptive or similar rights. Any shares of Common Stock to be delivered by the Company pursuant to any Confirmation (the “Confirmation Shares”) have been or will be prior to issuance duly authorized and reserved for issuance and sale to the applicable Forward Purchaser or any of its affiliates pursuant to such Confirmation and, if and when Confirmation Shares are issued and delivered by the Company in accordance with such Confirmation upon payment of any consideration required by such Confirmation, will be validly issued, fully paid and non-assessable, and the issuance of such Confirmation Shares will not subject to any preemptive or similar rights. The issuance, sale and/or delivery by the Company of Confirmation Shares to the applicable Forward Purchaser or any of its affiliates pursuant to the terms of any Confirmation in accordance with the terms thereof and the delivery by such Forward Purchaser or any of its affiliates of such Confirmation Shares to close out open borrowings of Common Stock created in the course of the hedging activities by such Forward Purchaser or any of its affiliates relating to such Forward Purchaser’s exposure under such Confirmation do not and will not require registration under the Securities Act.

(xi)Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.
(xii)Authorization of Confirmations. Each Confirmation has been duly authorized and, when executed and delivered by the Company and, assuming due authorization, execution and delivery of each such Confirmation by the applicable Forward Purchaser, will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(xiii)Non-Contravention; Absence of Further Requirements. The issue and sale of the Shares, the issue, sale and delivery of shares of Common Stock upon settlement of any Confirmations entered into by the Company and the compliance by the Company with all of the provisions of this Agreement and any such Confirmation, and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the properties or assets of the Company or any of its Significant Subsidiaries is subject, (ii) result in any violation of the provisions of the Articles or Certificate of Incorporation or Bylaws or other organizational documents of the Company or any of its Significant Subsidiaries or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties, except, solely in the case of clauses (i) and (iii) above, for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and any Confirmations entered into by the Company, except such as have been obtained under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the rules of the New York Stock Exchange (the “NYSE”), state securities or Blue Sky laws or the rules of Financial Industry Regulatory Authority, Inc. (“FINRA”).
(xiv)Description of the Shares. The statements set forth in the General Disclosure Package and the Prospectus, each as amended or supplemented, if applicable, under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Common Stock, the Company’s authorized but unissued preferred stock, no par value (the “Preferred Stock”), the Company’s Articles of Incorporation or Bylaws, provisions of the laws of the State of California, the terms of the Company’s 4.875% Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, Series C (the “Series C Preferred Stock”) and any other series of Preferred Stock the Company may issue from time to time; and the statements under the caption “Plan of Distribution (Conflicts of Interest),” insofar as they purport to describe the provisions of the Confirmations and the laws and other documents referred to therein, are accurate, complete and fair in all material respects; and the statements under the caption “Description of Capital Stock” in Exhibit 4.2 or any similarly numbered exhibit to the Company’s Annual Report on Form 10-K for the most recently completed fiscal year, insofar as they purport to constitute a summary of the Common Stock, the Company’s authorized but unissued Preferred Stock, the Company’s Articles of Incorporation or Bylaws, provisions of the laws of the State of California, the terms of the Series C Preferred Stock and any other series of Preferred Stock the Company may issue from time to time are accurate, complete and fair in all material respects.
(xv)Absence of Violations and Defaults. Neither the Company nor any of its Significant Subsidiaries is (A) in violation of its Articles or Certificate of Incorporation or, Bylaws or other organizational documents, as amended, or (B) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of clause (B) for such defaults which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole.
(xvi)Absence of Proceedings. Other than as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, (A) there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, except for such proceedings which, if determined adversely to the Company or any of its subsidiaries, would not reasonably be expected individually or in the aggregate to have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole and (B) to the Company’s knowledge, no such proceedings are threatened in writing or contemplated by governmental authorities or threatened in writing by others.
(xvii)Investment Company Act. The Company is not and after giving effect to the consummation of the transactions contemplated by this Agreement and each Confirmation (if any), will not be, an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).
(xviii)Company Independent Accountants. Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, taken as a whole, is an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and the rules and regulations of the Public Company Accounting Oversight Board.
(xix)Oncor Independent Accountants. To the Company’s knowledge, Deloitte & Touche LLP, who have certified certain financial statements of Oncor Electric Delivery Holdings Company LLC (“Oncor Holdings”) and its subsidiaries, taken as a whole, is an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and the rules and regulations of the Public Company Accounting Oversight Board.
(xx)Financial Statements. The financial statements of the Company and its consolidated subsidiaries included (if applicable) and incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations for the periods specified; except as stated therein, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis. To the Company’s knowledge, the financial statements of Oncor Holdings and its consolidated subsidiaries incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the consolidated financial position of Oncor Holdings and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations for the periods specified; and, except as stated therein, to the Company’s knowledge, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis. The financial statements of the businesses or properties acquired or proposed to be acquired, if any, included (if applicable) and incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information set forth therein, have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis (except as stated therein) and otherwise have been prepared in accordance with, in the case of businesses acquired or to be acquired, the applicable financial statement requirements of Rule 3-05 or, in the case of real estate operations acquired or to be acquired, Rule 3-14 of Regulation S-X. Any pro forma financial statements and the related notes thereto included (if applicable) or incorporated by reference in the Registration

Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information set forth therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included (if applicable) or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, any preliminary prospectus or the Prospectus under the Securities Act or the Securities Act Regulations.
(xxi)Accounting Controls. The Company and each of its consolidated subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.
(xxii)Disclosure Controls. The Company and each of its consolidated subsidiaries maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are effective.
(xxiii)Possession of Licenses and Permits. The Company and its subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal, local or foreign regulatory agencies or bodies necessary to conduct their businesses as described in the Registration Statement, the General Disclosure Package and the Prospectus, except where the failure to possess such certificates, authorities or permits, individually or in the aggregate, would not have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole.
(xxiv)Public Utility. The Company and its subsidiaries are in compliance with, and conduct their respective businesses in conformity with, all applicable state, federal, local and foreign laws and regulations relating to the operation and ownership of a public utility, including, without limitation, those relating to the distribution and transmission of natural gas, except to the extent that any failure so to comply or conform would not individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole.
(xxv)Maintenance of Properties. The Company and its subsidiaries hold all franchises, certificates of public convenience and necessity, permits, licenses and easements necessary to own, operate and maintain their properties as described in the Registration Statement, the General Disclosure Package and the Prospectus, except to the extent that such failure, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole.
(xxvi)Environmental Laws. Except as otherwise described in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not, singly or in the aggregate, result in a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened, administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violations, investigations or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.
(xxvii)No Material Adverse Change with respect to Oncor Holdings. Except as stated in the Registration Statement, the General Disclosure Package and the Prospectus, to the knowledge of the Company, since the date of the latest audited financial statements of Oncor Holdings included (if applicable) or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management or consolidated financial position, members’ equity or results of operations of Oncor Holdings and its subsidiaries (including Oncor Electric Delivery Company LLC), taken as a whole.
(xxviii)Absence of Manipulation. Neither the Company nor any affiliate of the Company has taken, nor will the Company or any such affiliate take, directly or indirectly, any action which is designed, or would reasonably be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any Shares or to result in a violation of Regulation M under the Exchange Act.
(xxix)Actively-Traded Security. The Common Stock is an “actively traded security” exempted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.
Any certificate signed by any officer or other authorized signatory of the Company and delivered to the Agents or to counsel for the Agents pursuant to this Agreement or any Confirmation shall be deemed a representation and warranty by the Company to the Agents as to the matters covered thereby, and the officer(s) or other authorized signatory(ies) signing such certificate shall have no personal liability for any representation or warranty made.
Section 2. Sale and Delivery of Shares.
(a)Subject to the terms and conditions set forth herein, the Company agrees to (i) issue and sell Shares through the applicable Agent acting as sales agent of the Company or directly to the applicable Agent or Agents acting as principal(s) from time to time or (ii) enter into a Confirmation with any Forward Purchaser and, in consultation with such Forward Purchaser and the applicable Agent (which shall be an affiliate of such Forward Purchaser), instruct such Agent, acting as forward seller on behalf of such Forward Purchaser, to offer and sell the Shares borrowed by such Forward Purchaser from third parties as contemplated by such Confirmation. Sales of the Shares, if any, through an Agent acting as sales agent of the Company or directly to an Agent acting as principal or as forward seller on behalf of any Forward Purchaser will be made in (1) negotiated transactions, which may include block trades, as the Company and such Agent may agree or (2) “at the market” offerings (as defined in Rule 415 under the Securities Act Regulations) by means of ordinary brokers’ transactions at market prices prevailing at the time of sale, including sales made directly on the NYSE, sales made to or through market makers and sales made through other securities exchanges or electronic communications networks or by any other method permitted by applicable law as otherwise agreed between the applicable Agent and the Company. Sales of Shares, if any, purchased by an Agent as principal will be made as provided in the applicable Terms Agreement and the applicable pricing supplement prepared in connection with the offering of those Shares.
(b)The Shares to be sold to an Agent as sales agent of the Company or as forward seller are to be sold on any day (other than a day on which the NYSE is closed)(each, a “Trading Day”) on which (i) the Company has instructed such Agent, as sales agent of the Company or as forward seller, to make such sales, (ii) the Company has satisfied its covenants and conditions specified in Sections 4 and 5 hereof, (iii) the respective Agent has agreed to act as Agent with respect to such sales and (iv) if such Shares are to be sold by such Agent as forward seller, the Company shall have entered into a Confirmation with the applicable Forward Purchaser. On any Trading Day, the Company may sell Shares through only one Agent and, if it determines to do so, shall instruct the applicable Agent by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged by such Agent and any applicable Forward Purchaser) as to the maximum number of Shares to be sold on such Trading Day and the minimum price per Share at which such Shares may be sold. Such instruction shall also specify whether such Shares will be borrowed by a Forward Purchaser and sold through the applicable Agent, as forward seller, in connection with hedging a forward stock purchase transaction pursuant to a Confirmation in accordance with clause (ii) of the paragraph above. Subject to the terms and conditions specified herein (including, without limitation, the accuracy of the representations and warranties of the Company and the performance by the Company of its covenants and other obligations contained herein and the satisfaction of the additional conditions specified in Section 5 hereof), such Agent shall use its commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulations, to sell all of the Shares so designated by the Company as sales agent in accordance with such instruction. On any Trading Day, the Company shall give at least one business day’s prior written notice by telecopy or email to the applicable Agents or Forward Purchasers as to any change of the Agent or Forward Purchaser through whom sales of Shares as sales agent of the Company or as forward seller will be made. For the avoidance of doubt, the foregoing limitation on sales through only one Agent per Trading Day shall not apply to sales solely to employees or security holders of the Company or its subsidiaries or to a trustee or other person acquiring shares of the Company’s Common Stock for the accounts of such persons in which either Barclays, BofAS, Citigroup, Goldman, JPM, Mizuho, MS, MUFG, RBC, Scotia or WFS is acting for the Company in a capacity other than as Agent or Forward Purchaser under this Agreement. The Company, Agents and Forward Purchasers each acknowledge and agree that (A) there can be no assurance that any Agent will be successful in selling any Shares, (B) the Agents (whether acting on behalf of the Company or as forward seller on behalf of the related Forward Purchaser) will not incur any liability or obligation to the Company if they fail to sell Shares for any reason other than a failure to use their respective commercially reasonable efforts, consistent with their respective normal trading and sales practices and applicable law and regulations, to sell such Shares as required by this Agreement and (C) no Agent or Forward Purchaser shall incur any liability for not borrowing, offering or selling any Shares as a result of the circumstances set forth in clause (i) or (ii) of Section 2(l).
(c)The Company or the Agent through whom the sale of Shares are to be made as sales agent of the Company or as forward seller on any Trading Day may, upon notice to the applicable Agent or the Company, respectively, by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged by the receiving party), suspend the offering of Shares with respect to which such Agent is acting as sales agent of the Company or as forward seller for any reason and at any time; provided, however, that such suspension shall not affect or impair such parties’ respective obligations with respect to the Shares sold, or with respect to Shares that the Company has agreed to sell, hereunder prior to the giving of such notice (provided that, for the avoidance of doubt, the Company shall be able to specify or modify the Hedge Completion Date (as defined in the Confirmations) pursuant to any Confirmation in its discretion as provided therein).
(d)The gross sales price of any Shares sold pursuant to this Agreement by the applicable Agent acting as sales agent shall be equal to, in the discretion of such Agent but subject to the specific instructions of the Company, the market price prevailing at the time of sale for the Shares sold by such Agent on the NYSE or otherwise, at prices related to prevailing market prices or at negotiated prices. The compensation payable to an

Agent for sales of Shares with respect to which such Agent acts as sales agent shall be at a mutually agreed upon rate, not to exceed 1.0% of the gross sales price for such Shares. With respect to sales of Shares by an Agent as sales agent of the Company, the remaining proceeds, after further deduction for any transaction fees, transfer taxes or similar taxes or fees imposed by any governmental entity or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company for such sales (the “Net Proceeds”), payment of which shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the applicable Agents of the Shares purchased by them. The applicable Agent shall notify the Company as promptly as practicable if any deduction referenced in the preceding sentence will be made. Notwithstanding the foregoing, in the event the Company engages an Agent as sales agent for the sale of Shares that would constitute a “distribution” within the meaning of Rule 100 of Regulation M under the Exchange Act, the Company and such Agent will agree to compensation for such Agent that is customary for such sales. For the avoidance of doubt, the compensation and commissions payable pursuant to this Section 2(d) all constitute consideration for services rendered and not consideration for the applicable Shares.
(e)If acting as sales agent hereunder, the applicable Agent shall provide written confirmation to the Company following the close of trading on the NYSE on each Trading Day on which Shares are sold under this Agreement setting forth the number of Shares sold on such day, the aggregate gross sales proceeds of the Shares, the aggregate Net Proceeds to the Company or the aggregate net proceeds to the applicable Forward Purchaser and the aggregate compensation payable by the Company to such Agent with respect to such sales.
(f)Under no circumstances shall the aggregate gross sales price for or number of, as the case may be, Shares offered or sold pursuant to this Agreement, or which are the subject of instructions to an Agent as sales agent pursuant to Section 2(b) hereof, exceed the aggregate gross sales price for or number of, as the case may be, Shares (i) referred to in the preamble paragraph of this Agreement, as reduced by prior sales of Shares under this Agreement, (ii) available for sale under the Registration Statement or (iii) duly authorized from time to time to be issued and sold under this Agreement by the Company or approved for listing on the NYSE. In addition, under no circumstances shall any Shares with respect to which the Agent acts as sales agent be offered or sold, or be the subject of instructions to an Agent as sales agent pursuant to Section 2(b) hereof, at a price lower than the minimum price therefor duly authorized from time to time by the Company and notified to the Agent(s) in writing (email shall constitute written notice for this Section 2(f)). The Agents shall have no responsibility for maintaining records with respect to Shares available for sale under the Registration Statement or for determining the aggregate gross sales price, number or minimum price of Shares duly authorized by the Company.
(g)If the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Company or the Shares, the Company shall promptly notify the Agents and future offers and sales of Shares through the Agents on an agented basis under this ATM Equity Offering Sales Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.
(h)Settlement for sales of Shares will occur on the first business day that is also a Trading Day following the trade date on which such sales are made, unless another date shall be agreed to in writing by the Company and the applicable Agents (each such day, a “Settlement Date”). Notwithstanding the foregoing, the Confirmations shall be settled separately in accordance with their terms. On each Settlement Date for the sale of Shares through an Agent as sales agent of the Company, such Shares shall be delivered by the Company to such Agent in book-entry form to such Agent’s account at The Depository Trust Company against payment by such Agent of the Net Proceeds from the sale of such Shares in same day funds delivered to an account designated by the Company. If the Company shall default on its obligation to deliver Shares through an Agent as sales agent of the Company on any Settlement Date, the Company shall (i) indemnify and hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay such Agent any commission to which it would otherwise be entitled absent such default.
(i)Notwithstanding any other provision of this Agreement, the Company shall not offer or sell, or instruct an Agent to offer or sell, any Shares through an Agent as sales agent of the Company or as forward seller (and, by notice to the applicable Agents given by telephone (confirmed promptly by telecopy or email), shall cancel any instructions for any such offer or sale of any Shares prior to the commencement of the periods referenced below), and the Agents shall not be obligated to make any such offer or sale of Shares, during any period in which the Company is in possession of material non-public information.
(j)If the Company wishes to offer or sell Shares to an Agent as sales agent of the Company or as forward seller at any time during the period from and including the time the Company issues a press release containing, or shall otherwise publicly announce, its earnings, revenues or other operating results for a fiscal period or periods (each, an “Earnings Announcement”) through and including the time that is 24 hours after the time that the Company files a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same fiscal period or periods, as the case may be, covered by such Earnings Announcement, the Company shall first (i) prepare and deliver to such Agent and the applicable Forward Purchaser (with a copy to counsel for the Agents and the Forward Purchasers) a Current Report on Form 8-K that includes substantially the same financial and related information (together with management’s discussion and analysis thereof) that was included in such Earnings Announcement (other than any earnings projections and similar forward-looking data and officers’ quotations) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to such Agent and Forward Purchaser, and, prior to its filing, obtain the written consent of such Agent and Forward Purchaser to such filing (which consent shall not be unreasonably withheld, conditioned or delayed), (ii) provide such Agent with the officers’ certificate, opinions and letters of counsel and accountants’ letter specified in Section 3(o), (p) and (q), respectively, hereof, (iii) afford such Agent and Forward Purchaser the opportunity to conduct a due diligence review in accordance with Section 3(s) hereof prior to filing such Earnings 8-K and (iv) file such Earnings 8-K with the Commission. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate, opinion or letter of counsel or accountants’ letter pursuant to this Section 2(j) shall not relieve the Company from any of its obligations under this Agreement with respect to any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, opinions and letters of counsel and accountants’ letters as provided in Section 3(o), (p) and (q), respectively, hereof unless such obligations have been waived hereunder, and (B) this Section 2(j) shall in no way affect or limit the operation of clause (i) of Section 2(i) hereof, which shall have independent application.
(k)The Agents shall not have any obligation to purchase Shares as principal, whether from the Company or otherwise, unless the Company and the applicable Agent(s) agree as set forth in this Section 2(k). Shares purchased from the Company by the applicable Agent(s), individually or in a syndicate, as principal shall be made in accordance with terms agreed upon between such Agent(s) and the Company as evidenced by a Terms Agreement. The applicable Agents’ commitment to purchase Shares from the Company as principal shall be deemed to have been made on the basis of the accuracy of the representations and warranties of the Company, and performance by the Company of its covenants and other obligations, herein contained and shall be subject to the terms and conditions herein set forth. At the time of each Terms Agreement, the applicable Agent(s) shall specify the requirements, if any, for the officers’ certificate, opinions and letters of counsel and accountants’ letter pursuant to Section 3(o), (p) and (q), respectively, hereof. In the event of a conflict between the terms of this ATM Equity Offering Sales Agreement and a Terms Agreement, the terms of such Terms Agreement shall control.
(l)As set out in the Confirmations and notwithstanding anything herein to the contrary, in the event that either (i) a Forward Purchaser is unable to borrow and deliver any Shares for sale under this Agreement pursuant to the terms of such Confirmation, or (ii) in the commercially reasonable judgment of a Forward Purchaser, it is either impracticable to do so or the Forward Purchaser would incur a stock loan cost that is equal to or greater than the rate per annum set forth in Section 7(f)(i) of the applicable Confirmation, then the applicable Agent, as forward seller, shall be obligated to use commercially reasonable efforts to sell only the aggregate number of Shares that such Forward Purchaser is able to, and that in the commercially reasonable judgment of such Forward Purchaser it is practicable to, so borrow below such cost. For the avoidance of doubt, any obligation hereunder with respect to the borrowing of or offer or sale of any Shares in connection with a forward stock purchase transaction shall be subject to the related Confirmation being effective and not having been terminated.
Section 3. Covenants. The Company agrees with the Agents and the Forward Purchasers:

(a)Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b) and 3(c) hereof, will use its commercially reasonable efforts to comply in all material respects with the requirements of Rule 430B, and will notify the Agents and the Forward Purchasers promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or any new registration statement, in each case relating to the Shares for sale under this Agreement, shall become effective or any amendment or supplement to the Prospectus shall have been filed (other than an amendment or supplement providing solely for the determination of the terms of an offering of securities unless related to an offering of Shares for sale under this Agreement, as to which the Company will only be obligated to notify the applicable Agents and Forward Purchasers, and other than an amendment or supplement through incorporation of any report or other document filed under the Exchange Act), (ii) of the receipt of any comments from the Commission relating to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any document incorporated by reference therein, or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) or of the issuance of any order preventing or suspending the use of any preliminary prospectus relating to an offering of Shares for sale under this Agreement or the Prospectus or any amendment or supplement thereto, or of the suspension of the qualification of any Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with any offering of Shares. In connection with a Terms Agreement, the Company will prepare and file with the Commission, subject to Section 3(c) hereof, a pricing supplement with respect to the offer and sale of Shares covered by such Terms Agreement. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)). The Company will make reasonable efforts to prevent the issuance of any stop, prevention or suspension order and, if any such order is issued, to obtain the lifting thereof promptly. In the event of any issuance of a notice of objection by the Commission, the Company shall take all commercially reasonable action to permit offers and sales of Shares by or through the Agents, including, without limitation, amending the Registration Statement or filing a new shelf registration statement relating thereto. Notwithstanding the foregoing, the Company shall not be required to file such amendment or supplement if the Company has not instructed any Agent to sell Shares as provided in Section 2(b) and the Company believes that it is in its best interests not to file such amendment or supplement. The Company shall pay the required Commission filing fees relating to the Shares prior to the time the initial Prospectus Supplement is filed with the Commission or the time any subsequent Prospectus Supplement that increases the aggregate gross sales price or number of Shares that may offered and sold under this Agreement from that referenced in the immediately preceding Prospectus Supplement filed with the Commission.
(b)Continued Compliance with Securities Laws. The Company will use its commercially reasonable efforts to comply in all material respects with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the completion of sales of Shares as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus. If at any time when a prospectus is required to be delivered (or but for the exception afforded by Rule 172 of the 1933 Act Regulations would be required to be delivered) under the 1933 Act Regulations in connection with sales of Shares, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Agents or counsel to the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be in order to comply with the requirements of the Securities Act, the Securities Act Regulations, the Exchange Act or the Exchange Act Regulations, the Company will promptly (A) give the Agents and Forward Purchasers or, in the case of an offer and sale of Shares to the applicable Agents as principal, such Agents written notice of such event or condition, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Agents and Forward Purchasers or such Agents, as the case may be, with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement and use its commercially reasonable efforts to have any amendment to the Registration Statement declared effective by the Commission as soon as practicable if the Company is no longer eligible to file an automatic shelf registration statement; provided, however, that, during any period in which the Company has instructed any Agent to sell Shares as provided in Section 2(b), the Company shall not file or use any such amendment or supplement to which the Agents and Forward Purchasers or such Agents, as the case may be, or counsel for the Agents and Forward Purchasers shall reasonably object. Notwithstanding the foregoing, the Company shall not be required to file such amendment or supplement if the Company has not instructed any Agent to sell Shares as provided in Section 2(b) and the Company believes that it is in its best interests not to file such amendment or supplement.
(c)Filing or Use of Amendments and Supplements. The Company will give the Agents and Forward Purchasers or, in the case of an offer and sale of Shares to the applicable Agents as principal, such Agents written notice of its intention to file or use (i) any amendment to the Registration Statement or the Prospectus (other than (A) an amendment or supplement thereto relating solely to the offering of securities unless related to an offering of Shares and (B) an amendment through incorporation by reference of any report or document filed under the Exchange Act that contains no more information related to the matters contemplated by this Agreement than is necessary to comply with Section 3(n) hereof), if such proposed amendment or supplement relates to the matters contemplated by this Agreement, (ii) any new Prospectus Supplement that includes information in addition to the information referred to in Section 3(n) hereof or (iii) a pricing supplement disclosing the offer and sale of Shares covered by a Terms Agreement, will furnish the Agents and Forward Purchasers or such Agents, as the case may be, with copies of any such document a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Agents and Forward Purchasers or such Agents, as the case may be, or counsel for the Agents and Forward Purchasers shall reasonably object.
(d)Delivery of Registration Statements. The Company has furnished or, to the extent not available on EDGAR, will deliver to the Agents, Forward Purchasers and counsel for the Agents and Forward Purchasers, without charge, upon written request, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts. The signed copies of the Registration Statement and each amendment thereto furnished to the Agents, Forward Purchasers and counsel for the Agents and Forward Purchasers will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
(e)Delivery of Prospectuses. The Company will furnish to the Agents and Forward Purchasers or, in the case of an offer and sale of Shares to the applicable Agents as principal, such Agents, without charge, upon execution of this Agreement and thereafter during the period in which a prospectus is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with any offer or sale of Shares, such number of copies of the Prospectus (as amended or supplemented) as the Agents and Forward Purchasers or such Agents, as the case may be, may reasonably request. The Company will also furnish, upon request of the Agents and Forward Purchasers or such Agents, as the case may be, copies of the Prospectus (as amended or supplemented) to each exchange or market on which sales of Shares were made as may be required by the rules and regulations of such exchange or market. The Prospectus and any amendments or supplements thereto furnished in accordance with this Section 3(e) will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
(f)Reporting Requirements. The Company, during the period in which a prospectus is (or, but for the exception afforded by Rule 172, would be) required by the Securities Act to be delivered in connection with any offer or sale of Shares, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods prescribed by, and meeting the requirements of, the Exchange Act and the Exchange Act Regulations.

(g)Blue Sky Qualifications. The Company will use its commercially reasonable efforts, in cooperation with the Agents and Forward Purchasers or, in the case of an offer and sale of Shares to the applicable Agents as principal, such Agents to qualify the Shares, including any Confirmation Shares for offering and sale under the applicable securities laws of such states and non-U.S. jurisdictions as the Agents and Forward Purchasers or such Agents, as the case may be, may, from time to time, reasonably designate and to maintain such qualifications in effect so long as required to complete the sale of the Shares contemplated by this Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or not already so subject or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.
(h)Earnings Statement. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable after each effective date of the Registration Statement an earnings statement of the Company and its consolidated subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Securities Act Regulations (including, at the option of the Company, Rule 158), which requirement may be satisfied by publicly filing the required information on EDGAR.
(i)Use of Proceeds. The Company will use the Net Proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under “Use of Proceeds.”
(j)Listing. The Company will use its commercially reasonable efforts to effect and maintain the listing of the Shares and any Confirmation Shares on, and satisfy the requirements of, the NYSE.
(k)Notice of Certain Actions. During any period in which the Company has instructed any Agent to sell Shares as provided in Section 2(b), the Company will not, without the prior written consent of the Agents, unless it gives the Agents and the Forward Purchasers at least three business days’ prior written notice, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (collectively, “Convertible Securities”) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, any such Convertible Securities or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock, any Convertible Securities or any such other securities, in cash or otherwise or (iii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or Convertible Securities. The foregoing sentence shall not apply to (A) the Shares, if any, sold by the Company hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of or exchange for a Convertible Security outstanding on the date hereof, (C) the issuance by the Company of Common Stock or Convertible Securities in connection with any bona fide merger, acquisition, business combination or other strategic or commercial relationship, to a third party or a group of third parties, provided that the aggregate number of shares of Common Stock (including for purposes of such calculation the shares of Common Stock issuable on conversion, exercise, exchange or redemption of any such Convertible Securities) that the Company may sell or issue or agree to sell pursuant to this clause (C) shall not exceed 5% of the total number of shares of Common Stock of the Company outstanding as of the date hereof, (D) the issuance by the Company of any shares of Common Stock or options to purchase Common Stock or units or phantom shares convertible, exchangeable or exercisable for Common Stock currently outstanding or hereafter granted or issued pursuant to benefit plans, long-term incentive plans, savings (e.g. 401(k)) plans and other compensation plans of the Company or any of its subsidiaries in which employees and/or directors of the Company or its subsidiaries participate and which are referred to in the Registration Statement, the General Disclosure Package and the Prospectus or the documents filed with the Commission prior to the date of this Agreement that are incorporated by reference therein, or the filing of a registration statement or a post-effective amendment thereto relating to any such plan, (E) the issuance by the Company of any shares of Common Stock or options to purchase Common Stock or units or phantom shares convertible, exchangeable or exercisable for Common Stock currently outstanding or hereafter granted or issued pursuant to dividend reinvestment or direct stock purchase plans and which are referred to in the

Registration Statement, the General Disclosure Package and the Prospectus, or the filing of a registration statement or a post-effective amendment thereto relating to any such plan, (F) the issuance by the Company of shares of Common Stock upon the settlement of those certain Confirmations of Registered Forward Transaction dated November 7, 2023, by and between Sempra and Morgan Stanley & Co. LLC and Citibank, N.A., or (G) transactions under or pursuant to the Confirmations, including the issuance and transfer of Confirmation Shares pursuant thereto. Upon receipt of any written notice contemplated above, an Agent or Forward Purchaser may suspend its activity under this Agreement for such period of time as deemed appropriate by such Agent or Forward Purchaser.
(l)Issuer Free Writing Prospectuses. At all times during such period as the Prospectus is required to be delivered (or but for the exception afforded by Rule 172 of the 1933 Act Regulations would be required to be delivered) in connection with sales of the Shares, the Company represents and agrees that, unless it obtains the prior consent of the applicable Agents and Forward Purchasers, it will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to by the applicable Agents and Forward Purchasers as an “issuer free writing prospectus,” as defined in Rule 433, and that it will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus any event shall occur or condition shall exist as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the applicable Agents and Forward Purchasers and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
(m)No Stabilization or Manipulation. The Company agrees that neither it nor any controlled affiliate of the Company will take, directly or indirectly, any action which is designed, or would reasonably be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any Shares or to result in a violation of Regulation M under the Exchange Act.
(n)Update of Activity under this Agreement. The Company shall disclose (i) in each Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed by the Company in respect of any fiscal quarterly period (which, in the case of an Annual Report on Form 10-K, would mean the last quarterly period of the fiscal year) in which sales of Shares were made by or through an Agent under this Agreement (each date on which any such document is filed, a “Company Periodic Report Date”), or (ii) to the extent required by applicable law and/or interpretations of the Commission, in Prospectus Supplements for each such fiscal quarterly period, the number of Shares sold by or through the Agents under this Agreement during such fiscal quarterly period and the net proceeds received by the Company and the aggregate compensation paid by the Company to the Agents with respect to such sales.
(o)Delivery of Future Officers’ Certificates. Upon commencement of the offering of Shares under this Agreement, (A) each time Shares are delivered to the applicable Agents as principal on a Settlement Date with respect to the sale of Shares under this Agreement, and (B) promptly after each (i) date on which the Registration Statement shall be amended or a new registration statement relating to the offer and sale of Shares pursuant to this Agreement shall become effective or the Prospectus shall be amended or supplemented (other than (1) by an amendment or supplement providing solely for the determination of the terms of securities, including the Shares, (2) in connection with the filing of a Prospectus Supplement that contains solely the information referred to in Section 3(n) hereof, (3) in connection with the filing of any Current Report on Form 8-K (other than an Earnings 8-K and any other Current Report on Form 8-K which contains financial statements, supporting schedules or other financial data, including any Current Report on Form 8-K under Item 2.02 of such form that is considered “filed” under the Exchange Act), (4) any amendment or supplement through incorporation of any report or other document filed under the Exchange Act that contains no more information related to the matters contemplated by this Agreement than is necessary to comply with Section 3(n) hereof, or (5) by a prospectus supplement relating to the offering of securities other than the Shares pursuant to this Agreement (including, without limitation, other shares of Common Stock)) (each such date, a “Registration Statement Amendment Date”), (ii) date on which an Earnings 8-K shall be filed with the Commission as contemplated by Section 2(j) hereof (a “Company Earnings Report Date”) and (iii) Company Periodic Report Date, the Company will furnish or cause to be furnished to the Agents and Forward Purchasers or, in the case of clause (A) above, the applicable Agents an officers’ certificate, dated such Settlement Date, such Registration Statement Amendment Date, such Company Earnings Report Date or such Company Periodic Report Date, as the case may be, in form and substance reasonably satisfactory to the Agents and Forward Purchasers, or, in the case of clause (A) above, such Agents, as the case may be, to the effect that the statements contained in the officers’ certificates referred to in Sections 5(f) and 5(h) hereof that were last furnished to the Agents and Forward Purchasers or, in the case of clause (A) above, such Agents, as the case may be, are true and correct as of the date of such certificates as though made at and as of the date of such certificates (except that such statements shall be deemed to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented at the date of such certificates) or, in lieu of such certificates, a certificate or certificates of the same tenor as the certificate or certificates referred to in Sections 5(f) and 5(h) hereof, but modified as necessary to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented at the date of such certificate. As used in this Section 3(o), to the extent there shall be a sale of Shares on or following any Registration Statement Amendment Date, Company Earnings Report Date or Company Periodic Report Date, “promptly” shall be deemed to be at or prior to the Applicable Time for such sale.
The requirement to cause to be furnished officers’ certificates pursuant to this Section 3(o) shall be waived for any Registration Statement Amendment Date or Company Periodic Report Date occurring at a time at which the Company has not instructed any Agent to sell Shares as provided in Section 2(b), which waiver shall continue until the date on which the Company delivers such an instruction as provided in Section 2(b). Notwithstanding the foregoing, if the Company subsequently decides to sell Shares following any Registration Statement Amendment Date or Company Periodic Report Date when the Company relied on such waiver and did not furnish or cause to be furnished to the Agents and the Forward Purchasers officers’ certificates pursuant to this Section 3(o), then before the Company instructs any Agent to sell any Shares or enters into any Terms Agreement with any Agent or Agents, the Company shall cause to be furnished to the Agents and the Forward Purchasers officers’ certificates pursuant to this Section 3(o) dated as of the date of delivery thereof.
(p)Delivery of Future Opinions and Letters of Counsel. Upon commencement of the offering of Shares under this Agreement, (A) each time Shares are delivered to the applicable Agents as principal on a Settlement Date with respect to the sale of Shares under this Agreement and (B) promptly after each Registration Statement Amendment Date, Company Earnings Report Date or Company Periodic Report Date, the Company will, unless the Agents or Forward Purchasers or, in the case of clause (A) above, the applicable Agents agree otherwise, furnish or cause to be furnished to the Agents and the Forward Purchasers or, in the case of clause (A) above, the applicable Agents the written opinions and letters of each of counsel to the Company (who shall be reasonably acceptable to the Agents and the Forward Purchasers) or, in the case of clause (A) above, such Agents, as the case may be,) and counsel to the Agents and the Forward Purchasers, dated such Settlement Date, such Registration Statement Amendment Date, such Company Earnings Report Date or such Company Periodic Report Date, as the case may be, in form and substance reasonably satisfactory to the Agents and the Forward Purchasers, or, in the case of clause (A) above, such Agents, as the case may be, of the same tenor as the respective opinions and letters referred to in Section 5(b) and 5(c), as applicable, hereof but modified as necessary to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the date of such opinion and letter or, in lieu of any such opinion and letter, counsel last furnishing such opinion and letter to the Agents and the Forward Purchasers or, in the case of clause (A) above, such Agents, as the case may be, shall furnish the Agents and the Forward Purchasers or, in the case of clause (A) above, such Agents, as the case may be, with a letter substantially to the effect that the Agents and the Forward Purchasers or, in the case of clause (A) above, such Agents, as the case may be, may rely on such counsel’s last opinion and letter to the same extent as though each were dated the date of such letter authorizing reliance (except that statements in such last opinion and letter shall be deemed to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the date of such letter authorizing reliance). As used in this Section 3(p), to the extent there shall be a sale of Shares on or following any Registration Statement Amendment Date, Company Earnings

Report Date or Company Periodic Report Date, “promptly” shall be deemed to be at or prior to the Applicable Time for such sale.
The requirement to cause to be furnished the opinions and letters pursuant to this Section 3(p) shall be waived for any Registration Statement Amendment Date or Company Periodic Report Date occurring at a time at which the Company has not instructed any Agent to sell Shares as provided in Section 2(b), which waiver shall continue until the date on which the Company delivers such an instruction as provided in Section 2(b). Notwithstanding the foregoing, if the Company subsequently decides to sell Shares following any Registration Statement Amendment Date or Company Periodic Report Date when the Company relied on such waiver and did not furnish or cause to be furnished to the Agents and the Forward Purchasers the opinions and letters pursuant to this Section 3(p), then before the Company instructs any Agent to sell any Shares or enters into any Terms Agreement with any Agent or Agents, the Company shall cause to be furnished to the Agents and the Forward Purchasers the opinions and letters pursuant to this Section 3(p) dated as of the date of delivery thereof.
(q)Delivery of Future Accountants’ Letters. Upon commencement of the offering of Shares under this Agreement, (A) each time Shares are delivered to the applicable Agents as principal on a Settlement Date with respect to the sale of Shares under this Agreement and (B) promptly after each Registration Statement Amendment Date, Company Earnings Report Date or Company Periodic Report Date, the Company will, unless the Agents or Forward Purchasers or, in the case of clause (A) above, the applicable Agents agree otherwise, cause each of (i) its independent accountants and (ii) Oncor Holdings’ independent accountants to furnish to the Agents and the Forward Purchasers or, in the case of clause (A) above, the applicable Agents a letter, dated such Settlement Date, such Registration Statement Amendment Date, such Company Earnings Report Date or such Company Periodic Report Date, as the case may be, in form and substance reasonably satisfactory to the Agents and the Forward Purchasers, or, in the case of clause (A) above, such Agents, as the case may be, of the same tenor as the letters referred to in Section 5(d) hereof but modified as necessary to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the date of such letter. As used in this paragraph, to the extent there shall be a sale of Shares on or following any Registration Statement Amendment Date, Company Earnings Report Date or Company Periodic Report Date, “promptly” shall be deemed to be at or prior to the Applicable Time for such sale.
The requirement to cause to be furnished accountant letters pursuant to this Section 3(q) shall be waived for any Registration Statement Amendment Date or Company Periodic Report Date occurring at a time at which the Company has not instructed any Agent to sell Shares as provided in Section 2(b), which waiver shall continue until the date on which the Company delivers such an instruction as provided in Section 2(b). Notwithstanding the foregoing, if the Company subsequently decides to sell Shares following any Registration Statement Amendment Date or Company Periodic Report Date when the Company relied on such waiver and did not furnish or cause to be furnished to the Agents and the Forward Purchasers accountant letters pursuant to this Section 3(q), then before the Company instructs any Agent to sell any Shares or enters into any Terms Agreement with any Agent or Agents, the Company shall cause to be furnished to the Agents accountant letters pursuant to this Section 3(q) dated as of the date of delivery thereof.
(r)Trading in the Common Stock. The Company consents to the Agents and the Forward Purchasers trading in the Company’s Common Stock for their own account and for the account of their clients at the same time as sales of Shares occur pursuant to this Agreement. Notwithstanding the foregoing, the Company is not responsible for the compliance by the Agents or the Forward Purchasers or their respective affiliates with laws and regulations (including Regulation M) that apply to them with respect to any such trading.
(s)[Reserved.]
(t)Due Diligence Review. The Company will cooperate with any due diligence review reasonably requested by the Agents and the Forward Purchasers or counsel for the Agents and the Forward Purchasers, fully and in a timely manner, in connection with offers and sales of Shares from time to time, including, without limitation, and upon reasonable notice, providing information and making available documents and appropriate corporate officers, during regular business hours and at the Company’s principal offices.

(u)Renewal. If, immediately prior to the third anniversary of the initial effective date of the Registration Statement (the “Renewal Deadline”), Shares remain unsold hereunder and this Agreement is still in effect and any Shares purchased by an Agent as principal, or to be sold through an Agent as sales agent or as forward seller pursuant to a Company instruction, remain unsold, the Company will, prior to the Renewal Deadline, (i) promptly notify the Agents and the Forward Purchasers, (ii) promptly file, if it is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form and substance satisfactory to the Agents and the Forward Purchasers, (iii) promptly notify the Agents and the Forward Purchasers of such filing and (iv) prepare a prospectus supplement relating to the Shares and, promptly after the effectiveness of such new registration statement, file such prospectus supplement, together with the base prospectus filed as part of such registration statement, with the Commission in accordance of the provisions of Rule 424(b) of the Securities Act Regulations. If, at the time the Company intends to file such a new automatic shelf registration statement, it is not eligible to do so, the Company will, prior to the Renewal Deadline, (a) promptly notify the Agents and the Forward Purchasers, (b) promptly file a new shelf registration statement on the proper form relating to the Shares, in a form and substance satisfactory to the Agents and the Forward Purchasers, (c) use its best efforts to cause such new shelf registration statement to be declared effective within 60 days after the Renewal Deadline or, if Shares purchased by an Agent as principal remain unsold, use its best efforts to cause such new shelf registration statement to be declared effective as soon as reasonably possible after the Renewal Deadline, (d) promptly notify the Agents and the Forward Purchasers of such effectiveness and (e) prepare a prospectus supplement relating to the Shares and, promptly after the effectiveness of such new registration statement, file such prospectus supplement, together with the base prospectus filed as part of such new registration statement, with the Commission in accordance with the provisions of Rule 424(b) of the Securities Act Regulations. In the event that the Company files a new shelf registration statement pursuant to the immediately preceding sentence, the Company shall not be required to certify or otherwise represent, pursuant to Section 5(f) or otherwise, that the representation contained in Section 1(v) hereof is true and correct with respect to such registration statement. In addition, the Company may, at its option, file a new automatic shelf registration statement relating to the Shares (which, upon effectiveness, shall replace the then-existing shelf registration statement relating to the Shares) for any reason at any time, so long as (1) this Agreement is still in effect and (2) no Shares purchased by any Agent as principal remain unsold or Shares are to be sold through an Agent as sales agent or forward seller pursuant to a Company instruction, and provided that the Company (w) notifies the Agents and the Forward Purchasers prior to filing such new automatic shelf registration statement, (x) files a new automatic shelf registration statement relating to the Shares in a form and substance satisfactory to the Agents and the Forward Purchasers, (y) promptly notifies the Agents and Forward Purchases of such filing and (z) prepares a prospectus supplement relating to the Shares and, promptly after the effectiveness of such new registration statement, files such prospectus supplement, together with the base prospectus filed as part of such registration statement, with the Commission in accordance with the provisions of Rule 424(b) of the Securities Act Regulations. In each of the foregoing cases, the Company will take all other action necessary or appropriate to permit the offering and sale of the Shares to continue as contemplated in the Registration Statement and the Prospectus in effect immediately prior to the filing of any such new shelf registration statement. From and after the effectiveness of any such new shelf registration statement, references herein to the “Registration Statement” and references to “such registration statement” appearing in the second and third sentences of the fourth paragraph of this Agreement shall be deemed to mean such new registration statement, mutatis mutandis, and, from and after the filing of any such new prospectus supplement and base prospectus pursuant to Rule 424(b) of the Securities Act Regulations, references herein to the “Prospectus Supplement” and the “Base Prospectus,” the reference to the “base prospectus” appearing in the third sentence of the fourth paragraph of this Agreement, the reference to “a prospectus supplement” appearing in the fourth sentence of the fourth paragraph of this Agreement, and the reference to “such prospectus supplement” appearing in the fifth sentence of the fourth paragraph of this Agreement, shall be deemed to mean such new prospectus supplement or such new base prospectus, as applicable, mutatis mutandis.
(v)Ceasing Eligibility For Use of Automatic Shelf Registration Statement Form. If, at any time, during the term of this Agreement or otherwise when Shares purchased by an Agent as principal remain unsold, the Company receives a notice from the Commission pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Agents and the Forward Purchasers, (ii) promptly file a new shelf registration statement or post-effective amendment on the proper form relating to such Shares, in form and substance reasonably satisfactory to the Agents and the Forward Purchasers, (iii) use its commercially reasonable efforts to cause such new shelf registration statement or post-effective amendment to be declared effective as soon as practicable and (iv) promptly notify the Agents and the Forward Purchasers of such effectiveness. The Company will take all commercially reasonable action necessary or appropriate to permit the offering and sale of the Shares to continue as contemplated in the Registration Statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible.
Section 4. Payment of Expenses.
(a)Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Agents and the Forward Purchasers of copies of any preliminary prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Agents to investors, (iii) the preparation, issuance and delivery of the certificates for the Shares, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Agents or the Forward Purchasers, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Shares, including any Confirmation Shares, under securities laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the reasonable and documented fees and disbursements of counsel for the Agents and the Forward Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto in an aggregate amount not to exceed $10,000, (vi) the fees and expenses of any transfer agent or registrar for the Shares, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Shares, (viii) the filing fees incident to, and the reasonable and documented fees and disbursements of counsel for the Agents and Forward Purchasers in connection with, the review by FINRA of the terms of sales of Shares (up to a maximum aggregate amount of $5,000), (ix) any fees and expenses incurred in connection with the listing of the Shares on the NYSE, and (x) if the Company has not sold Shares under this Agreement having an aggregate gross sales price of at least $300 million by the eighteen-month anniversary of this Agreement, inclusive of Confirmation Shares subject to Confirmations entered into prior to the expiration of such eighteen-month anniversary and assuming full physical settlement under such Confirmations, regardless of whether such settlement has occurred prior to such eighteen-month anniversary (or such earlier date at which the Company terminates this Agreement), the reasonable and documented out-of-pocket expenses of the Agents and the Forward Purchasers, including the reasonable and documented fees, disbursements and expenses of counsel for the Agents and the Forward Purchasers in connection with this Agreement and the Registration Statement and ongoing services in connection with the transaction contemplated hereunder (up to a maximum aggregate amount of $400,000 with respect to this clause (x)).
Section 5. Conditions of Agents’ and the Forward Purchasers’ Obligations. The obligations of the Agents and the Forward Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof at each Representation Date, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:
(a)Effectiveness of Registration Statement and Filing of Prospectus. The Company shall have filed the Registration Statement with the Commission not earlier than three years prior to the date hereof and the Registration Statement became effective upon filing in accordance with Rule 462(e). The Company shall have filed with the Commission the Prospectus on or prior to the date of this Agreement and any subsequent Base Prospectus or Prospectus Supplement prior to any Applicable Time and related Settlement Date, as applicable, in each case in the manner and within the time period required by Rule 424(b), and each Issuer Free Writing Prospectus, if any, in the manner and within the time period required by Rule 433. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been initiated or, to the Company’s knowledge, threatened. The Company shall have complied with any and all requests for additional information on the part of the Commission to the reasonable satisfaction of the Agents and the Forward Purchasers. The Company shall have paid the required Commission filing fees relating to the Shares as specified in Section 3(a) hereof.
(b)Opinion of Counsel for the Agents and the Forward Purchasers. On the date of this ATM Equity Offering Sales Agreement, the Agents and the Forward Purchasers shall have received the favorable written opinion or opinions of Sidley Austin LLP, counsel for the Agents and the Forward Purchasers, dated such date, with respect to such matters as the Agents and the Forward Purchasers may reasonably request. In giving such opinion or opinions, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the laws of the State of New York, the State of California, the General Corporation Law of the State of Delaware and the federal securities laws of the United States, upon the opinions of counsel satisfactory to the Agents and the Forward Purchasers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers and other representatives of the Company and its subsidiaries and certificates of public officials.
(c)Opinion of Counsel to the Company. On the date of this ATM Equity Offering Sales Agreement, the Agents and the Forward Purchasers shall have received the favorable written opinion or opinions of Latham & Watkins LLP, counsel to the Company, dated such date, to the effect set forth in Exhibit A hereto and to such further effect as the Agents and the Forward Purchasers may reasonably request.
(d)Accountants’ Letter. On the date of this ATM Equity Offering Sales Agreement, (i) Deloitte & Touche LLP shall have furnished to the Agents and the Forward Purchasers a letter with respect to the Company, dated the date hereof, in form and substance reasonably satisfactory to the Agents and the Forward Purchasers, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and other financial information included in the Registration Statement, the General Disclosure Package and the Prospectus or any amendment or supplement thereto, and (ii) Deloitte & Touche LLP shall have furnished to the Agents and the Forward Purchasers a letter with respect to the Oncor Holdings, dated the date hereof, in form and substance reasonably satisfactory to the Agents and the Forward Purchasers, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and other financial information included in the Registration Statement, the General Disclosure Package and the Prospectus or any amendment or supplement thereto.
(e)[Reserved.]
(f)Officers’ Certificate for the Company. On the date of this ATM Equity Offering Sales Agreement, there shall not have been, since the date of the latest audited financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any Material Adverse Change, and the Agents and the Forward Purchasers shall have received a certificate of a Vice President of the Company and of the Chief Financial Officer, Chief Accounting Officer or Treasurer of the Company, dated such date, to the effect that, to their knowledge, (A) there has been no such Material Adverse Change, (B) the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made on and as of such date, (C) the Company has performed all of its obligations under this Agreement to be performed by it on or prior to such date and (iv) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been initiated or threatened.
(g)Listing. The Shares and any Confirmation Shares shall have been approved for listing, subject to official notice of issuance, on the NYSE.
(h)Additional Documents. On the date of this ATM Equity Offering Sales Agreement, counsel for the Agents and the Forward Purchasers shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to render the opinions or make the statements requested by the Agents and the Forward Purchasers, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the covenants, obligations or conditions, contained herein.
(i)Termination of this ATM Equity Offering Sales Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this ATM Equity Offering Sales Agreement may be terminated by the applicable Agents or Forward Purchasers (with respect solely to itself) by notice to the Company at any time, and any such termination shall be without liability of any party to any other party except the provisions of Sections 1, 3(h), 4, 6, 8, 13, 14, 15 and 16 hereof shall remain in full force and effect notwithstanding such termination.
Section 6. Indemnification.
(a)Indemnification of the Agents and Forward Purchasers. The Company will indemnify and hold harmless each Agent and each Forward Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Agent or Forward Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, any Issuer Free Writing Prospectus, the Prospectus or any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Agent and each Forward Purchaser for any legal or other expenses reasonably incurred by such Agent or Forward Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement, any Issuer Free Writing Prospectus, the Prospectus or any other prospectus relating to the Shares or any amendment or supplement thereto in reliance upon and in conformity with the Agent Information.
(b)Indemnification of Company. Each Agent and Forward Purchaser, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, any Issuer Free Writing Prospectus, the Prospectus or any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement, any Issuer Free Writing Prospectus, the Prospectus or any other prospectus relating to the Shares or any such amendment or supplement thereto in reliance upon and in conformity with the Agent Information and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an Agent and a Forward Purchaser and an applicable document, “Agent Information” shall mean the written information furnished to the Company by such Agent or Forward Purchaser expressly for use therein; it being understood and agreed upon that the only such information furnished by any Agent or Forward Purchaser consists of such Agent’s or Forward Purchaser’s name appearing in the Prospectus.
(c)Actions against Parties; Notification. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under such subsection to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Agents and Forward Purchasers shall have the right to employ counsel to represent jointly the Agents and Forward Purchasers and their respective directors, officers, employees, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Agents or Forward Purchasers against the Company under this Section 6 if the Agents and Forward Purchasers shall have reasonably concluded that there may be one or more legal defenses available to the Agents and Forward Purchasers and their respective directors, officers, employees, agents and controlling persons that are different from or additional to those available to the Company and its officers, directors, employees and controlling persons and the Forward Purchasers shall have the right to employ counsel to represent jointly the Forward Purchasers and their respective directors, officers, employees, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Forward Purchasers against the Company or any Agent under this Section 6 if the Forward Purchasers shall have reasonably concluded that there may be one or more legal defenses available to the Forward Purchasers and their respective directors, officers, employees, agents and controlling persons that are different from or additional to those available to the Company and its officers, directors, employees and controlling persons (if the indemnifying person is the Company) or different from or additional to those available to the Agents and their respective directors, officers, employees, agents and controlling persons (if the indemnifying person is any Agent), and in each case the fees and expenses of a single separate counsel for the Agents and their respective directors, officers, employees, agents and controlling persons (in addition to local counsel) shall be paid by the Company and the fees and expenses of a single separate counsel for the Forward Purchasers and their respective directors, officers, employees, agents and controlling persons (in addition to local counsel) shall be paid by the Company or the applicable Agent or Agents, as the case may be. The indemnifying party shall not be liable for any settlement or compromise of, or the consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder effected without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), but, if settled or compromised with the indemnifying party’s consent, or if judgment shall be entered following consent to the entry of such judgment given with the indemnifying party’s consent, or if there shall otherwise be a final judgment for the plaintiff, the indemnifying party agrees to indemnify and hold harmless each indemnified party against any and all losses, claims, damages, liabilities and expenses, joint or several, by reason of such settlement, compromise or judgment, as the case may be. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
(d)Contribution. If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the applicable Agents and Forward Purchasers on the other, from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required under subsection (c) above, then in each case each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the applicable Agents and Forward Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the applicable Agents and Forward Purchasers on the other, in connection with the applicable offering of Shares, shall be deemed to be in the same respective proportions as (x) in the case of the Company, the total net proceeds from the offering of the Shares(before deducting expenses) received by the Company (such total net proceeds shall include the total proceeds that would be received by the Company pursuant to any Confirmations assuming full physical settlement of such Confirmations assuming the aggregate amount payable by such Forward Purchaser to the Company for such Confirmation Shares is equal to the aggregate amount of net proceeds received by such Forward Purchaser from the sale of such Shares through such Agent), (y) in the case of the Agents, the total underwriting discounts and commissions received by the Agents from the offering of the Shares and (z) in the case of the Forward Purchasers, the aggregate Spread (as defined in the Confirmations) retained by the Forward Purchasers under the Confirmations, net of any costs associated therewith, as reasonably determined by the Forward Purchasers, bear to an amount equal to the sum of the amounts set forth in (x), (y) and (z) above. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Agents or Forward Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Agents and Forward Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Agents and the Forward Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Agent shall be required to contribute any amount in excess of the amount by which the total commissions or underwriting discounts received by such Agent in connection with Shares placed or underwritten by it for sale to the public exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Agent and Forward Purchasers in this subsection (d) to contribute are several in proportion to their respective obligations and not joint.
(e)Directors, Officers, Employees and Agents. The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each director, officer, employee and agent of any Agent or Forward Purchaser and each person, if any, who controls any Agent or Forward Purchaser within the meaning of the Securities Act; and the obligations of the Agents and Forward Purchasers under this Section 6 shall be in addition to any liability which the respective Agents and Forward Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and employee of the Company, and to each person, if any, who controls the Company within the meaning of the Securities Act.
Section 7. [Reserved.]
Section 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of an Agent, a Forward Purchaser or their respective affiliates, selling agents, officers or directors or any person controlling such Agent or Forward Purchaser, or the Company or its officers or directors, or any person controlling the Company and (ii) delivery of and payment for the Shares.
Section 9. Termination.

(a)This ATM Equity Offering Sales Agreement may be terminated for any reason, at any time, by either the Company, an Agent or Forward Purchaser, as to itself, upon giving prior written notice to the other parties hereto.
(b)The applicable Agents may terminate a Terms Agreement to which they are a party, at any time at or prior to the Settlement Date, (i) if, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (a) the Company and its subsidiaries, taken as a whole, have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, or (b) since the respective dates as of which information is given in the General Disclosure Package and the Prospectus, there has been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management or consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, in each case otherwise than as set forth or contemplated in the General Disclosure Package and the Prospectus, the effect of which, in any such case described in this clause (i)(a) or (i)(b), is in the judgment of the applicable Agents so material and adverse to the Company and its subsidiaries, taken as a whole, as to make it impracticable or inadvisable to proceed with the offering or delivery of the Shares subject to such Terms Agreement, or (ii) if a suspension or material limitation in trading in securities generally on the NYSE or the Nasdaq Global Market occurs, or (iii) if a suspension or material limitation in trading in the Company’s securities on the NYSE occurs, or (iv) if a general moratorium on commercial banking activities declared by either Federal or New York or California State authorities or a material disruption in commercial banking or securities settlements or clearance services in the United States occurs, or (v) if the outbreak or escalation of hostilities involving the United States of a national emergency or war, or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions occurs, if the effect of any such event specified in this clause (v) in the judgement of such applicable Agents (A) is material and adverse and (B) makes it impracticable or inadvisable to proceed with the offering or delivery of the Shares subject to such Terms Agreement.
(c)If the Company and two or more Agents enter into a Terms Agreement pursuant to which such Agents agree to purchase Shares from the Company as principal and one or more of such Agents shall fail at the Settlement Date to purchase the Shares which it or they are obligated to purchase (the “Defaulted Shares”), then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or underwriters to purchase all, but not less than all, of the Defaulted Shares in such amounts as may be agreed upon and upon the terms set forth herein and in the applicable Terms Agreement; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:
(i)if the number of Defaulted Shares does not exceed 10% of the number of Shares to be so purchased by all of such Agents on the Settlement Date, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial purchase obligation bears to the purchase obligations of all nondefaulting Agents; or
(ii)if the number of Defaulted Shares exceeds 10% of the number of Shares to be so purchased by all of such Agents on the Settlement Date, such Terms Agreement shall terminate without liability on the part of any nondefaulting Agent.
No action taken pursuant to this Section 9(c) shall relieve any defaulting Agent from liability in respect of its default. In the event of any such default which does not result in a termination of such Terms Agreement, either the nondefaulting Agents or the Company shall have the right to postpone the Settlement Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements.

(d)    In the event of any termination under this Section 9, no party will have any liability to the other parties hereto, except that (i) the Agents shall be entitled to any commissions earned in accordance with Section 2(b) hereof, (ii) if at the time of termination (a) an Agent shall own any Shares purchased by it as principal or (b) an offer to purchase any Shares has been accepted by the Company but the Settlement Date has not occurred, the covenants set forth in Section 3 hereof shall remain in effect until such Shares are resold or so delivered, as the case may be, and (iii) the covenant set forth in Section 3(h) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreements set forth in Sections 6 and 7 hereof, and the provisions of Sections 8, 13, 14, 15 and 16 hereof shall remain in effect.
Section 10. Notices. Except for notices expressly stated herein to be made by telephone, all notices and other communications hereunder shall be in writing and, except for notices expressly permitted herein to be made by email, shall be deemed to have been duly given if mailed or transmitted by overnight courier or telecopy. Notices to the Agents shall be directed to them Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration, facsimile: (646) 834-8133, or solely with respect to notices expressly stated herein to be made by telephone, (212) 526-3660, or solely with respect to notices expressly permitted herein to be made by email or telecopy, robert.stowe@barclays.com; BofA Securities, Inc., One Bryant Park, New York, New York 10036, Attention: ATM Execution Team, email: dg.atm_execution@bofa.com, facsimile: (646) 855-3073, with a copy to ECM Legal, or solely with respect to notices expressly stated herein to be made by telephone, (646) 855-8901, or solely with respect to notices expressly permitted herein to be made by email or telecopy, dg.atm_execution@bofa.com or (646) 855-3073; Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel, facsimile: (646) 291-1469, or solely with respect to notices expressly stated herein to be made by telephone, (212) 723-7833, or solely with respect to notices expressly permitted herein to be made by email or telecopy, setg.origination@citi.com; Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Michael Voris, Ryan Cunn, Equity Capital Markets, email: michael.voris@gs.com; ryan.cunn@gs.com and email notification to the following addresses: gs-reecm@ny.email.gs.com; Eq-derivs-notifications@am.ibd.gs.com, facsimile: (212) 291-5027, telephone: 212-902-4895, or solely with respect to notices expressly stated herein to be made by telephone, (212) 902-4895, or solely with respect to notices expressly permitted herein to be made by email or telecopy, michael.voris@gs.com, ryan.cunn@gs.com, gs-reecm@ny.email.gs.com, Eq-derivs-notifications@am.ibd.gs.com and (212) 291-5027; J.P. Morgan Securities LLC, 383 Madison Avenue, 6th Floor, New York, New York 10179, Attention: Sanjeet Dewal, email: sanjeet.s.dewal@jpmorgan.com, facsimile: (212) 622-8783, or solely with respect to notices expressly stated herein to be made by telephone, (212) 622-8783, or solely with respect to notices expressly permitted herein to be made by email or telecopy, sanjeet.s.dewal@jpmorgan.com; Mizuho Securities USA LLC, 1271 Avenue of the Americas, 3rd Floor, New York, New York 10020, Attention: Equity Capital Markets, or solely with respect to notices expressly stated herein to be made by telephone, (212) 205-7600, or solely with respect to notices expressly permitted herein to be made by email or telecopy, ecm@mizuhogroup.com; Morgan Stanley & Co. LLC, 1585 Broadway, 6th Floor, New York, New York 10036, Attention: Ludivine Stein, Scott Finz, and Alexandra Min, email: Ludivine.stein@morganstanley.com, scott.finz@morganstanley.com, and Alexandra.min@morganstanley.com, or solely with respect to notices expressly stated herein to be made by telephone, (212) 761-2165 and (212) 761-5661, or solely with respect to notices expressly permitted herein to be made by email or telecopy, john.boyce@morganstanley.com and Brennan.scanlon@morganstanley.com; MUFG Securities Americas Inc., 1221 Avenue of the Americas, 6th Floor, New York, New York 10020, Attention: Equity Capital Markets, facsimile: (646) 434-3455, or solely with respect to notices expressly stated herein to be made by telephone, (212) 405-7456, or solely with respect to notices expressly permitted herein to be made by email or telecopy, FLOEStransactions@us.sc.mufg.jp and ECM@us.sc.mufg.jp; RBC Capital Markets, LLC, Brookfield Place, 200 Vesey Street, 8th Floor, New York, New York 10281, Attention: TJ Opladen, email: tj.opladen@rbccm.com, telephone: (212) 905-5846, or solely with respect to notices expressly stated herein to be made by telephone, (212) 905-5846, or solely with respect to notices expressly permitted herein to be made by email or telecopy, tj.opladen@rbccm.com; Scotia Capital (USA) Inc., 250 Vesey Street, 24th Floor, New York, New York 10281, Attention: Equity Capital Markets, email: us.ecm@scotiabank.com, with a copy to Chief Legal Officer U.S., email: us.legal@scotiabank.com, or solely with respect to notices expressly stated herein to be made by telephone, (212) 225-6679, or solely with respect to notices expressly permitted herein to be made by email or telecopy, us.ecm@scotiabank.com and us.legal@scotiabank.com; and Wells Fargo Securities, LLC, 500 West 33rd Street, New York, New York 10001, Attention: Equity Syndicate Department, email:

ECMOriginationPower@wellsfargo.com and corporatederivativenotifications@wellsfargo.com, facsimile (212) 214-5918, or solely with respect to notices expressly stated herein to be made by telephone, (212) 214-6122, (212) 214-6127 and (212) 214-6128, or solely with respect to notices expressly permitted herein to be made by email or telecopy, Jennifer.R.Lynch@wellsfargo.com, Fernando.A.Escano@wellsfargo.com, and josie.callanan@wellsfargo.com; and, notices to the Forward Purchasers shall be directed, as applicable, to Barclays Bank PLC, 745 Seventh Avenue, New York, New York 10019, Attention: Kevin Cheng, email:kevin.cheng@barclays.com, telephone: (212) 526-8627; Bank of America, N.A., One Bryant Park, New York, New York 10036, Attention: ATM Execution Team, email: dg.atm_execution@bofa.com, facsimile: (646) 855-3073, with a copy to ECM Legal; Citibank, N.A., 390 Greenwich Street, New York, New York 10013, Attention: Strategic Equity Solutions, email: eq.us.ses.notifications@citi.com; Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Michael Voris, Ryan Cunn, Equity Capital Markets, email: michael.voris@gs.com; ryan.cunn@gs.com and email notification to the following addresses: gs-reecm@ny.email.gs.com; Eq-derivs-notifications@am.ibd.gs.com, facsimile: (212) 291-5027, telephone: 212-902-4895; JPMorgan Chase Bank, National Association, 383 Madison Avenue, New York, New York 10179, Attention: EDG Marketing Support, email: edg_notices@jpmorgan.com and edg_ny_corporate_sales_support@jpmorgan.com, with a copy to Sanjeet Dewal, email: sanjeet.s.dewal@jpmorgan.com; Mizuho Markets Americas LLC, 1271 Avenue of the Americas, 3rd Floor, New York, New York 10020, Attention: Equity Capital Markets; Morgan Stanley & Co. LLC, 1585 Broadway, 6th Floor, New York, New York 10036, Attention: Ludivine Stein, Scott Finz and Alexandra Min, email: Ludivine.stein@morganstanley.com, scott.finz@morganstanley.com and Alexandra.min@morganstanley.com; MUFG Securities EMEA plc, Ropemaker Place, 25 Ropemaker Street, London EC27 9AJ, United Kingdom, Attention: Derivative Confirmations, email: docsconfirms@int.sc.mufg.jp, facsimile: +44 (0) 20 7577 2898/2875, telephone: +44 (0)207 577 4051, with a copy to ECM@us.sc.mufg.jp; Royal Bank of Canada, Brookfield Place, 200 Vesey Street, 8th Floor, New York, New York 10281, Attention: TJ Opladen, email: tj.opladen@rbccm.com, telephone: (212) 905-5846; The Bank of Nova Scotia at 44 King Street West, Toronto, Ontario, M5H 1H1 Canada, c/o Scotia Capital (USA) Inc., 250 Vesey Street, 24th Floor, New York, New York 10281, Attention: U.S. Equity Derivatives; and Wells Fargo Bank, National Association, 500 West 33rd Street, New York, New York 10001, Attention: Corporate Equity Derivatives; and notices to the Company shall be directed to it at Sempra, 488 8th Avenue, San Diego, California 92101, Attention Treasurer, with a copy to the General Counsel or, solely with respect to notices expressly stated herein to be made by telephone, (619) 676-2488, or solely with respect to notices expressly permitted herein to be made by email or telecopy, SempraCorpFin@sempra.com .
Section 11. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that the Agents and Forward Purchasers are acting solely in the capacity of arm’s length contractual counterparties to the Company with respect to the offering of the Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. The Company agrees that it will not claim that the Agents or Forward Purchasers have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with the transactions contemplated hereby or the process leading thereto. Additionally, no Agent or Forward Purchaser is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Agents and the Forward Purchasers shall have no responsibility or liability to the Company with respect thereto. Any review by the Agents or the Forward Purchasers of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Agents or the Forward Purchasers and shall not be on behalf of the Company, and none of the activities of the Agents or the Forward Purchasers in connection with the transactions contemplated herein constitutes a recommendation or investment advice by the Agents or the Forward Purchasers with respect to any entity or natural person.
Section 12. Recognition of the U.S. Special Resolution Regimes.
(a)In the event that any Agent or Forward Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Agent or Forward Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)In the event that any Agent or Forward Purchaser that is a Covered Entity or a BHC Act Affiliate of such Agent or Forward Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Agent or Forward Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States
For purposes of this Section 12, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
Section 13.Parties. This Agreement shall be binding upon, and inure solely to the benefit of, the Agents, the Forward Purchasers (to the extent provided for herein), the Company and, to the extent provided in Section 6 hereof, the directors, officers, employees and agents of each Agent and each Forward Purchaser, the officers, directors and employees of the Company and each person who controls the Company or any Agent or Forward Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Agent or Forward Purchaser shall be deemed a successor or assign by reason merely of such purchase. Notwithstanding the foregoing, in the event that an entity acting as Forward Purchaser (the “Previous Forward Purchaser”) is replaced as a party hereunder by its affiliate (the “New Forward Purchaser”), then, from the date of such transfer/assignment, the New Forward Purchaser shall for all purposes of this Agreement be substituted for the Previous Forward Purchaser as a Forward Purchaser party hereto (as assignee of the Previous Forward Purchaser).
Section 14. Trial by Jury. Each of the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), and the Agents and the Forward Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
Section 15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
Section 16. Consent to Jurisdiction; Waiver of Immunity. Each of the Company, the Forward Purchasers and the Agents agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any Specified Court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of the Specified Courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to a party’s address set forth in Section 10 hereof shall be effective service of process upon such party for any suit, action or proceeding brought in any Specified Court. Each of the Company, the Forward Purchasers and the Agents irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or proceeding in the Specified Courts and irrevocably and unconditionally waives and agrees not to plead or claim in any Specified Court that any such suit, action or proceeding brought in any Specified Court has been brought in an inconvenient forum.

Section 17. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.
Section 18. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and any Confirmations or in any instruments, agreements, certificates, officers’ certificates, Company orders, legal opinions, negative assurance letters or other documents entered into or delivered pursuant to or in connection with this Agreement or any Confirmations shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and electronic signatures (including, without limitation, DocuSign and AdobeSign), and this Agreement and any Confirmations and any instruments, agreements, certificates, officers’ certificates, legal opinions, Company orders, negative assurance letters or other documents entered into or delivered pursuant to or in connection with this Agreement or any Confirmations may be executed, attested and transmitted by any of the foregoing electronic means and formats. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
Section 19. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agents, the Forward Purchasers and the Company in accordance with its terms.

Very truly yours,

Sempra

By:	/s/ Patrick S. Billings
Name: Patrick S. Billings
Title: Vice President and Treasurer

Accepted as of the date hereof:

Barclays Capital Inc.

By:	/s/ Robert Stowe
Name: Robert Stowe
Title: Managing Director

As Agent

Accepted as of the date hereof:

BofA Securities, Inc.

By:	/s/ Patrick Boultinghouse
Name: Patrick Boultinghouse
Title: Managing Director

As Agent

Accepted as of the date hereof:

Citigroup Global Markets Inc

By:	/s/ Ashwani Khubani
Name: Ashwani Khubani
Title: Managing Director & Vice President

As Agent

Accepted as of the date hereof:

Goldman Sachs & Co. LLC

By:	/s/ Ryan Cunn
Name: Ryan Cunn
Title: Managing Director

As Agent

Accepted as of the date hereof:

J.P. Morgan Securities LLC

By:	/s/ Sanjeet Dewal
Name: Sanjeet Dewal
Title: Managing Director

As Agent

Accepted as of the date hereof:

Mizuho Securities USA LLC

By:	/s/ James Watts
Name: James Watts
Title: Managing Director

As Agent

Accepted as of the date hereof:

Morgan Stanley & Co. LLC

By:	/s/ Mauricio Dominguez
Name: Mauricio Dominguez
Title: Vice-President

As Agent

Accepted as of the date hereof:

MUFG Securities Americas Inc.

By:	/s/ Geoffrey Paul
Name: Geoffrey Paul
Title: Managing Director

As Agent

Accepted as of the date hereof:

RBC Capital Markets, LLC

By:	/s/ Young Kim
Name: Young Kim
Title: Managing Director

As Agent

Accepted as of the date hereof:

Scotia Capital (USA) Inc.

By:	/s/ Tim Mann
Name: Tim Mann
Title: Managing Director

As Agent

Accepted as of the date hereof:

Wells Fargo Securities, LLC

By:	/s/ Michael Tiedemann
Name: Michael Tiedemann
Title: Managing Director

As Agent

Accepted as of the date hereof:

Barclays Bank PLC

By:	/s/ Kevin Cheng
Name: Kevin Cheng
Title: Managing Director

As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement.

Accepted as of the date hereof:

Bank of America, N.A.

By:	/s/ Rohan Handa
Name: Rohan Handa
Title: Managing Director

As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement.

Accepted as of the date hereof:

Citibank, N.A.

By:	/s/ Eric Natelson
Name: Eric Natelson
Title: Authorized Signatory

As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement.

Accepted as of the date hereof:

Goldman Sachs & Co. LLC

By:	/s/ Michael Voris
Name: Michael Voris
Title: Partner Managing Director

As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement.

Accepted as of the date hereof:

JPMorgan Chase Bank, National Association

By:	/s/ Sanjeet Dewal
Name: Sanjeet Dewal
Title: Managing Director

As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement.

Accepted as of the date hereof:

Mizuho Markets Americas LLC

By:	/s/ Adam Hopkins
Name: Adam Hopkins
Title: Managing Director

As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement.

Accepted as of the date hereof:

Morgan Stanley & Co. LLC

By:	/s/ Mark Asteris
Name: Mark Asteris
Title: Managing Director

As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement.

Accepted as of the date hereof:

MUFG Securities EMEA plc

By:	/s/ Catherine Lucas
Name: Catherine Lucas
Title: Authorized Signatory

As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement.

Accepted as of the date hereof:

Royal Bank of Canada

By:	/s/ Brian Ward
Name: Brian Ward
Title: Managing Director

As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement.

Accepted as of the date hereof:

The Bank of Nova Scotia

By:	/s/ Kshamta Kaushik
Name: Kshamta Kaushik
Title: Managing Director

As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement.

Accepted as of the date hereof:

Wells Fargo Bank, National Association

By:	/s/ Craig McCracken
Name: Craig McCracken
Title: Managing Director

As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement.

Schedule I

Barclays Bank PLC 5 The North Colonnade Canary Wharf, London E14 4BB	Barclays Capital Inc. 745 Seventh Avenue New York, New York 10019

Bank of America, N.A. c/o BofA Securities, Inc. One Bryant Park New York, New York 10036	BofA Securities, Inc. One Bryant Park New York, New York 10036

Citibank, N.A., 390 Greenwich Street, New York, New York 10013	Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013

Goldman Sachs & Co. LLC 200 West Street New York, New York 10282	Goldman Sachs & Co. LLC 200 West Street New York, New York 10282

JPMorgan Chase Bank, National Association 383 Madison Avenue, 6th Floor New York, New York 10179	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179

Mizuho Markets Americas LLC c/o Mizuho Securities USA LLC 1271 Avenue of the Americas New York, New York 10020	Mizuho Securities USA LLC 1271 Avenue of the Americas New York, New York 10020

Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036	Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036

MUFG Securities EMEA plc Ropemaker Place, 25 Ropemaker Street London, EC2Y 9AJ	MUFG Securities Americas Inc. 1221 Avenue of the Americas New York, New York 10020

Royal Bank of Canada c/o RBC Capital Markets, LLC 200 Vesey Street New York, New York 10281	RBC Capital Markets, LLC 200 Vesey Street New York, New York 10281

The Bank of Nova Scotia 44 King Street West Central Mail Room Toronto, Ontario, Canada M5H 1H1	Scotia Capital (USA) Inc. 250 Vesey Street, 24th Floor New York, New York 10281

Wells Fargo Bank, National Association 500 West 33rd Street New York, New York 10001	Wells Fargo Securities, LLC 500 West 33rd Street New York, New York 10001

As Forward Purchasers	As Agents

Exhibit A
FORM OF OPINION OF COMPANY’S COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(b)

[Delivered under separate cover]
A-1

Annex I
Sempra
Common Stock
(No Par Value)
TERMS AGREEMENT

[●]
[●]
[●]
Ladies and Gentlemen:
Sempra, a California corporation (the “Company”), proposes, on the basis of the representations and warranties, and subject to the terms and conditions, stated herein and in the ATM Equity Offering Sales Agreement, dated November [●], 2024 (the “Sales Agreement”), between the Company and Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC as sales agents, principals and/or, forward sellers (in any such capacity, each an “Agent”, and collectively, the “Agents”) and Barclays Bank PLC, Bank of America, N.A., Citibank, N.A., Goldman Sachs & Co. LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, National Association each as forward purchaser (in such capacity, each a “Forward Purchaser” and, collectively, the “Forward Purchasers”) to issue and sell to [●], [●], [●] and [●] as principal for resale (collectively, the “Underwriters”), and the Underwriters severally agree to purchase from the Company, the shares of Common Stock specified in the Schedule A hereto (the “[Initial] Securities”) [, and to grant to the Underwriters the option to purchase the additional shares of Common Stock specified in Schedule A hereto (the “Option Securities”, and together with the Initial Securities, the “Securities”)]*,[in each case]* on the terms specified herein, including Schedule A hereto, and in the Sales Agreement. Capitalized terms used but and not defined herein have the respective meanings ascribed thereto in the Sales Agreement.
[The Company grants an option to the Underwriters, severally and not jointly, to purchase up to an additional [●] Option Securities at the price per share set forth in Schedule A hereto, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted may be exercised for 30 days after the date hereof and may be exercised in whole or in part at any time from time to time upon notice by the Underwriters to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Underwriters, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Settlement Date (as defined below). [If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments as [●] in its sole discretion shall make to eliminate any sales or purchases of fractional shares. For purposes of clarity, the parties hereto agree that the officers’ certificate, opinions and letter of counsel and accountants’ letter referred to in Section 3(o), (p) and (q), respectively, of the Sales Agreement are required to be delivered by or on behalf of the Company on the Settlement Date.]*
Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Sidley Austin LLP, New York, New York, or at such other place as shall be agreed upon by the
Annex I-1

Underwriters and the Company, at 9:00 A.M. (New York City time) on the first (or second, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 9(c) of the Sales Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called “Settlement Date”).
In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriters and the Company, on each Date of Delivery as specified in the notice from the Underwriters to the Company.
Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Underwriters for their respective accounts of the Securities to be purchased by them. It is understood that each Underwriter has authorized [●] as representative of the Underwriters, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. [●], individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Settlement Date or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.
Each of the provisions of the Sales Agreement not related solely to the Agent as sales agent of the Company or to the sale and issuance of Shares pursuant to forward sale agreements is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if each such provision had been set forth in full herein. Each of the representations and warranties set forth in the Sales Agreement shall be deemed to have been made at and as of the date of this Terms Agreement, the Applicable Time and any Date of Delivery.
If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.
THIS TERMS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS TERMS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Very truly yours,

Sempra

By:
Name:
Title:

Accepted as of the date hereof:

[Underwriters]

By:
Name:
Title:
Annex I-2

*     Include only if the Underwriters have an option to purchase additional shares of Common Stock from the Company.
Annex I-3

Annex II
Form of Forward Confirmation
[Attached]
Annex II

From:	[DEALER NAME AND NOTICE INFORMATION]

Date:	[DATE]

To:	Sempra
488 8th Avenue
San Diego, CA 92101
Attention:	General Counsel & Treasurer

Re:	Registered Share Forward Transaction

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between [DEALER NAME] (“Dealer”) and Sempra (“Counterparty”) on the Trade Date specified below (the “Transaction”). This letter agreement, as supplemented by the pricing supplement delivered hereunder, constitutes a “Confirmation” as referred to in the ISDA 2002 Master Agreement specified below.

The definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”) and the 2006 ISDA Definitions (including the Annex thereto) (the “2006 Definitions” and together with the Equity Definitions, the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”), are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and the 2006 Definitions, the Equity Definitions will govern. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation shall govern.
Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties’ entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.
1.    This Confirmation and the pricing supplement delivered hereunder evidence a complete and binding agreement between Dealer and Counterparty as to the terms of the Transaction to which this Confirmation relates. This Confirmation, together with any other Confirmations for registered forward transactions entered into between Dealer and Counterparty (each, an “Additional Confirmation”), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA 2002 Master Agreement (the “Agreement”) as if Dealer and Counterparty had executed an agreement in such form (without any Schedule but (i) with the elections set forth in this Confirmation and (ii) with the election that the “Cross Default” provisions of Section 5(a)(vi) of the Agreement will apply to Dealer as if (a) the phrase “, or becoming capable at such time of being declared,” were deleted from Section 5(a)(vi)(1) of the Agreement; (b) the “Threshold Amount” with respect to Dealer were three percent of the [shareholders’][members’] equity of [Dealer][Dealer Parent (“Dealer Parent”)]; (c) the following language were added to the end of Section 5(a)(vi) of the Agreement: “Notwithstanding the foregoing, a default under subsection (2) hereof shall not constitute an Event of Default if (x) the default was caused solely by error or omission of an administrative or operational nature; (y) funds were available to enable the party to make the payment when due; and (z) the payment is made within two Local Business Days of such party’s receipt of written notice of its failure to pay.”; and (d) the term “Specified Indebtedness” had the meaning specified in Section 14 of the Agreement, except that such term shall not include obligations in respect of deposits received in the ordinary course of a party’s banking business). In the event of any inconsistency between provisions of the Agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The parties
2

hereby agree that, other than the Transaction to which this Confirmation relates and the Transactions to which the Additional Confirmations, if any, relate (each, an “Additional Transaction”), no Transaction shall be governed by the Agreement. For purposes of the Equity Definitions, the Transaction is a Share Forward Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:
Trade Date:	As set forth in Schedule I.
Effective Date:
The first day occurring on or after the Trade Date on which Shares sold through [AGENT NAME], acting as forward seller for Dealer (in such capacity, the “Agent”), pursuant to the ATM Equity Offering Sales Agreement dated November [●], 2024, as may be amended from time to time, among Counterparty, Dealer, the Agent and the other parties thereto (the “Equity Sales Agreement”), have settled.

Seller:	Counterparty
Buyer:	Dealer
Shares:	Shares of common stock of Counterparty, without par value (Ticker Symbol: “SRE”)
Number of Shares:
The aggregate number of Shares sold through the Agent pursuant to the Equity Sales Agreement, where such sales have settled during the period from and including the Effective Date through and including the Hedge Completion Date (such Shares, the “Forward Hedge Shares”); provided, however, that on each Settlement Date, the Number of Shares shall be reduced by the number of Settlement Shares settled on such date.

Maturity Date:	As set forth in Schedule I.
Hedge Completion Date:
The earliest of (i) the date specified in writing to be the Hedge Completion Date by Counterparty, (ii) any Settlement Date and (iii) [DATE]. Promptly after the Hedge Completion Date, Dealer will furnish Counterparty with a pricing supplement (the “Pricing Supplement”) substantially in the form of Annex A hereto specifying the Hedge Completion Date, the Number of Shares as of the Hedge Completion Date (the “Initial Number of Shares”), the Initial Forward Price and the other information set forth therein, all determined in accordance with the terms hereof.

3

Initial Forward Price:
[*]% of the volume-weighted average price at which the Forward Hedge Shares are sold, adjusted by the Calculation Agent in a commercially reasonable manner to (x) reflect on each day during such period (i) the sum of 1 and the Daily Rate for such day multiplied by the then-Initial Forward Price as of such day (which, for the avoidance of doubt, may be based on sales of Forward Hedge Shares that have settled) and (ii) the number of Shares sold on or prior to such day and (y) reduce the then-Initial Forward Price by the relevant Forward Price Reduction Amount on each Forward Price Reduction Date occurring on or before the Hedge Completion Date.

Forward Price:	(a) On the Hedge Completion Date, the Initial Forward Price; and

(b)    on each calendar day thereafter, (i) the Forward Price as of the immediately preceding calendar day multiplied by (ii) the sum of 1 and the Daily Rate for such day; provided that, on each Forward Price Reduction Date, the Forward Price in effect on such date shall be the Forward Price otherwise in effect on such date, minus the Forward Price Reduction Amount for such Forward Price Reduction Date.

Daily Rate:
For any day, a rate (which may be positive or negative) equal to (i) (a) the Overnight Bank Rate (or if the Overnight Bank Rate is no longer available, a successor rate selected by the Calculation Agent in its commercially reasonable discretion) for such day minus (b) the Spread divided by (ii) 365.

Overnight Bank Rate:
For any day, the rate set forth for such day opposite the caption “Overnight bank funding rate” as displayed on the page “OBFR01 <Index> <GO>” on the BLOOMBERG Professional Service, or any successor page; provided that, if no such rate appears for a particular day on such page, the Overnight Bank Rate for the immediately preceding day for which a rate does so appear shall be used for such day.

Spread:	As set forth in Schedule I.
Prepayment:	Not Applicable
Variable Obligation:	Not Applicable
Forward Price Reduction Dates:	As set forth on Schedule I, subject to adjustment by written notice, no later than [DATE], from Counterparty to Dealer, in respect of one or more originally scheduled Forward Price Reduction Dates, each occurring on or after [DATE] so long as (i) each such adjusted Forward Price Reduction Date corresponds to an actual “ex-dividend” date in respect of a regular cash dividend, (ii) such notice from Counterparty contains a representation to Dealer that Counterparty is not, as of the date of such notice, aware of any material nonpublic information regarding Counterparty or the Shares and (iii) each such “ex-dividend” date occurs no earlier than [DATE].
4

Forward Price Reduction Amounts:	For each Forward Price Reduction Date, the Forward Price Reduction Amount set forth opposite such date on Schedule I.
Exchange:	The New York Stock Exchange
Related Exchange(s):	All Exchanges
Clearance System:	The Depository Trust Company
Market Disruption Event:	Section 6.3(a) of the Equity Definitions is hereby amended by replacing the first sentence in its entirety with the following: “‘Market Disruption Event’ means in respect of a Share or an Index, the occurrence or existence of (i) a Trading Disruption, (ii) an Exchange Disruption, (iii) an Early Closure or (iv) a Regulatory Disruption, in each case that the Calculation Agent determines in its commercially reasonable judgment is material”.
Early Closure:	Section 6.3(d) of the Equity Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof.
Regulatory Disruption:
Any event that Dealer, based on the advice of counsel, determines makes it reasonably necessary or appropriate with regard to any legal, regulatory or self-regulatory requirements or related policies and procedures applicable to the Transaction for Dealer to refrain from or decrease any market activity in connection with the Transaction; provided that such policies and procedures have been adopted by Dealer in good faith and are generally applicable in similar situations and applied in a non-discriminatory manner.

Settlement:
Settlement Currency:	USD (all amounts shall be converted to the Settlement Currency in good faith and in a commercially reasonable manner by the Calculation Agent)
5

Settlement Date:
Any Scheduled Trading Day following the date that Pricing Approval (as defined below) is obtained and up to and including the Maturity Date that is either:
(a)    designated by Counterparty as a “Settlement Date” in a written notice (a “Settlement Notice”) that satisfies the Settlement Notice Requirements, if applicable, and is delivered to Dealer not later than the relevant Settlement Notice Date (as specified in Schedule I); provided that, if Dealer shall fully unwind its hedge with respect to the portion of the Number of Shares to be settled during an Unwind Period, Dealer may, by written notice to Counterparty, specify any Scheduled Trading Day prior to such original Settlement Date as the Settlement Date (with prior notice to Counterparty at least one Scheduled Trading Day prior to such specified Settlement Date); or
(b)    designated by Dealer as a “Settlement Date” pursuant to the “Termination Settlement” provisions of Paragraph 7(f) below;
provided that the Maturity Date will be deemed to be designated a Settlement Date if on such date the Number of Shares for which a Settlement Date has not already been designated is greater than zero.

Settlement Shares:
(a)    With respect to any Settlement Date other than the Maturity Date, the number of Shares designated as such by Counterparty in the relevant Settlement Notice or designated as such by Dealer pursuant to the “Termination Settlement” provisions of Paragraph 7(f) below, as applicable; and

(b) with respect to the Settlement Date on the Maturity Date, a number of Shares equal to the Number of Shares at that time;
in each case with the Number of Shares determined taking into account pending Settlement Shares.
6

Settlement Method Election:
Physical Settlement, Cash Settlement, or Net Share Settlement, at the election of Counterparty as set forth in a Settlement Notice that satisfies the Settlement Notice Requirements, if applicable; provided that Physical Settlement shall apply (i) if no Settlement Method is validly selected, (ii) with respect to any Settlement Shares subject to Cash Settlement or Net Share Settlement in respect of which Dealer is unable, in good faith and in its commercially reasonable discretion (taking into account the unwind of the commercially reasonable hedge related to each other forward or other equity derivative transaction (if any) entered into between Dealer and Counterparty (each, an “Additional Equity Derivative Transaction”)), to unwind its hedge by the end of the Unwind Period (A) in a manner that, in the reasonable discretion of Dealer, based on advice of counsel, is consistent with the requirements for qualifying for the safe harbor provided by Rule 10b-18 (“Rule 10b-18”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (B) due to the occurrence of five or more Disrupted Days or, in its commercially reasonable judgment, due to the lack of sufficient liquidity in the Shares during the Unwind Period, (iii) to any Termination Settlement Date (as defined under “Termination Settlement” in Paragraph 7(f) below), if applicable pursuant to Paragraph 7(f) below, and (iv) if the Maturity Date is a Settlement Date other than as the result of a valid Settlement Notice, in respect of such Settlement Date and for which the provisions of Section 6 of the Agreement do not otherwise apply under the provisions of this Confirmation; provided, further, that if Physical Settlement applies under clause (i), (ii) or (iii) immediately above, Dealer shall provide written notice to Counterparty at least one Scheduled Trading Day prior to the applicable Settlement Date.

7

Settlement Notice Requirements:
Notwithstanding any other provision hereof, a Settlement Notice delivered by Counterparty that specifies Cash Settlement or Net Share Settlement will not be effective to establish a Settlement Date or require Cash Settlement or Net Share Settlement unless Counterparty delivers to Dealer with such Settlement Notice a representation, dated as of the date of such Settlement Notice and signed by Counterparty, containing (x) the provisions set forth in clause (i) under the heading “Additional Representations and Agreements of Counterparty” in Paragraph 7(d) and (y) a representation from Counterparty that neither Counterparty nor any of its subsidiaries has applied, and shall not until after the first date on which no portion of the Transaction remains outstanding following any final exercise and settlement, cancellation or early termination of the Transaction, apply, for a loan, loan guarantee, direct loan (as that term is defined in the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”)) or other investment, or receive any financial assistance or relief under any program or facility (collectively “Financial Assistance”) that (I) is established under applicable law (whether in existence as of the Trade Date or subsequently enacted, adopted or amended), including without limitation the CARES Act and the Federal Reserve Act, as amended, and (II) (X) requires under applicable law (or any regulation, guidance, interpretation or other pronouncement of a governmental authority with jurisdiction for such program or facility) as a condition of such Financial Assistance, that Counterparty comply with any requirement not to, or otherwise agree, attest, certify or warrant that it has not, as of the date specified in such condition, repurchased, or will not repurchase, any equity security of Counterparty, and that it has not, as of the date specified in the condition, made a capital distribution or will not make a capital distribution, or (Y) where the terms of the Transaction would cause Counterparty under any circumstances to fail to satisfy any condition for application for or receipt or retention of the Financial Assistance (collectively “Restricted Financial Assistance”), other than any such applications for Restricted Financial Assistance that were (or would be) made (x) based on the advice of outside counsel of national standing that the terms of the Transaction would not cause Counterparty to fail to satisfy any condition for application for or receipt or retention of such Financial Assistance based on the terms of the program or facility as of the date of such advice or (y) after delivery to Dealer of evidence or other guidance from a governmental authority with jurisdiction for such program or facility that the Transaction is permitted under such program or facility (either by specific reference to the Transaction or by general reference to transactions with the attributes of the Transaction in all relevant respects).

8

Physical Settlement:
If Physical Settlement is applicable, then Counterparty shall deliver to Dealer through the Clearance System a number of Shares equal to the Settlement Shares for such Settlement Date, and Dealer shall pay to Counterparty, by wire transfer of immediately available funds to an account designated by Counterparty, an amount equal to the Physical Settlement Amount for such Settlement Date.

Physical Settlement Amount:
For any Settlement Date for which Physical Settlement is applicable, an amount in cash equal to the product of (a) the Forward Price in effect on the relevant Settlement Date multiplied by (b) the Settlement Shares for such Settlement Date.

Cash Settlement:
On any Settlement Date in respect of which Cash Settlement applies, if the Cash Settlement Amount is a positive number, Dealer will pay the Cash Settlement Amount to Counterparty. If the Cash Settlement Amount is a negative number, Counterparty will pay the absolute value of the Cash Settlement Amount to Dealer. Such amounts shall be paid on such Settlement Date by wire transfer of immediately available funds.

Cash Settlement Amount:
An amount determined by the Calculation Agent equal to:
(a)    (i)(A) the weighted average (weighted on the same basis as clause (B)) of the Forward Prices on each day during the period that begins one Settlement Cycle following the first day of the applicable Unwind Period and ends on the applicable Settlement Date (calculated assuming no reduction to the Forward Price for any Forward Price Reduction Date that occurs during such Unwind Period, which is accounted for in clause (b) below), minus (B) the Unwind Purchase Price, multiplied by (ii) the Settlement Shares for the relevant Settlement Date; minus
(b)     the product of (i) the Forward Price Reduction Amount for any Forward Price Reduction Date that occurs during such Unwind Period, and (ii) the number of Settlement Shares for such Settlement Date with respect to which Dealer has not unwound its hedge, including the settlement of such unwinds, as of such Forward Price Reduction Date.

Unwind Purchase Price:
The weighted average price at which Dealer purchases Shares during the Unwind Period to unwind its hedge with respect to the portion of the Number of Shares to be settled during the Unwind Period (including, for the avoidance of doubt, purchases on any Disrupted Day in part), taking into account Shares anticipated to be delivered or received if Net Share Settlement applies, and the restrictions of Rule 10b-18 under the Exchange Act agreed to hereunder, plus USD 0.02 per Share.

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Net Share Settlement:
On any Settlement Date in respect of which Net Share Settlement applies, if the Cash Settlement Amount is a (i) positive number, Dealer shall deliver a number of Shares to Counterparty equal to the Net Share Settlement Shares, or (ii) negative number, Counterparty shall deliver a number of Shares to Dealer equal to the Net Share Settlement Shares; provided that, if Dealer determines in its commercially reasonable judgment that it would be required to deliver Net Share Settlement Shares to Counterparty, Dealer may elect to deliver a portion of such Net Share Settlement Shares on one or more dates prior to the applicable Settlement Date.

Net Share Settlement Shares:
With respect to a Settlement Date in respect of which Net Share Settlement applies, the number of Shares equal to the absolute value of the Cash Settlement Amount divided by the Unwind Purchase Price, with the number of Shares rounded up in the event such calculation results in a fractional number.

Unwind Period:
The period from and including the first Exchange Business Day following the date Counterparty validly elects Cash Settlement or Net Share Settlement in respect of a Settlement Date through the Scheduled Trading Day preceding such Settlement Date, subject to “Termination Settlement” as described in Paragraph 7(f) below. Notwithstanding anything to the contrary herein, in any Settlement Notice specifying Net Share Settlement or Cash Settlement to be applicable with respect to any Settlement Shares, Counterparty may, at its election, specify an Unwind Period Outside Date and, if so, notwithstanding anything to the contrary herein, the Unwind Period relating to such Settlement Shares will not occur on any date later than such Unwind Period Outside Date (and, for the avoidance of doubt, the provisions set forth in clause (ii) of the proviso opposite the caption “Settlement Method Election” above will apply to any such Unwind Period that ends on the Unwind Period Outside Date, as applicable). “Unwind Period Outside Date” means, if specified at Counterparty’s election in any Settlement Notice, the Scheduled Trading Day immediately preceding the last calendar day of the calendar quarter in which the related Settlement Date is scheduled to occur.

Adjustments:
Method of Adjustment:	Calculation Agent Adjustment. Section 11.2(e) of the Equity Definitions is hereby amended by deleting clauses (iii) and (v) thereof.
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Additional Adjustment:
If, in Dealer’s commercially reasonable judgment, the actual cost to Dealer (or an affiliate of Dealer) (excluding any balance sheet charges or funding costs incurred by such party), over any 15 consecutive day period, of borrowing a number of Shares equal to the Number of Shares to hedge in a commercially reasonable manner its exposure to the Transaction exceeds a weighted average rate equal to [*] basis points per annum, the Calculation Agent shall reduce the Forward Price to compensate Dealer for the amount by which such cost exceeded a weighted average rate equal to [*] basis points per annum during such period. The Calculation Agent shall notify Counterparty prior to making any such adjustment to the Forward Price.

Extraordinary Events:
Extraordinary Events:
In lieu of the applicable provisions contained in Article 12 of the Equity Definitions, the consequences of any Extraordinary Event (including, for the avoidance of doubt, any Merger Event, Tender Offer, Nationalization, Insolvency, Delisting, or Change In Law) shall be as specified below under the headings “Acceleration Events” and “Termination Settlement” in Paragraphs 7(e) and 7(f), respectively. The definition of “Tender Offer” in Section 12.1(d) of the Equity Definitions is hereby amended by replacing “10%” with “25%.”

Failure to Deliver:	Applicable with respect to a Transaction if Dealer is required to deliver Shares under such Transaction; otherwise, Not Applicable
Hedging Party:	For all applicable Additional Disruption Events, Dealer or an affiliate of Dealer if involved in the hedging of the Transaction
Determining Party:	For all applicable Extraordinary Events, Dealer

Non-Reliance:	Applicable
Agreements and Acknowledgments Regarding Hedging Activities:	Applicable
Additional Acknowledgments:	Applicable
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Transfer:
Notwithstanding anything to the contrary herein or in the Agreement, Dealer may assign, transfer and set over all rights, title and interest, powers, obligations, privileges and remedies of Dealer under the Transaction, in whole or in part, to (A) a wholly owned direct or indirect subsidiary of Dealer [Parent], whose obligations hereunder are fully and unconditionally guaranteed by Dealer [Parent], or (B) any other wholly owned direct or indirect subsidiary of Dealer [Parent] with a long-term issuer rating equal to or better than the credit rating of Dealer at the time of the transfer; provided that, under all circumstances, Dealer and any transferee of Dealer shall be eligible to provide a United States Internal Revenue Service Form W-9, Form W-8IMY (certifying to qualified derivatives dealer status, exempt from dividend withholding tax) or Form W-8ECI with respect to any payments under the Agreement.
Notwithstanding the foregoing or any other provision of this Confirmation to the contrary requiring or allowing Dealer to purchase, sell, receive or deliver any Shares or other securities to or from Counterparty, Dealer may designate any of its affiliates to purchase, sell, receive or deliver such Shares or other securities and otherwise to perform Dealer’s obligations in respect of the Transaction and any such designee may assume such obligations. Dealer shall be discharged of its obligations to Counterparty only to the extent of any such performance.

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3. Calculation Agent:
Dealer whose judgments, determinations and calculations shall be made in good faith and in a commercially reasonable manner; provided that, following the occurrence and during the continuance of an Event of Default of the type described in Section 5(a)(vii) of the Agreement with respect to which Dealer is the sole Defaulting Party, if the Calculation Agent fails to timely make any calculation, adjustment or determination required to be made by the Calculation Agent hereunder or to perform any obligation of the Calculation Agent hereunder and such failure continues for five Exchange Business Days following notice to the Calculation Agent by Counterparty of such failure, Counterparty shall have the right to designate a nationally recognized third-party dealer in over-the-counter corporate equity derivatives to act, during the period commencing on the date such Event of Default occurred and ending on the Early Termination Date with respect to such Event of Default, as the Calculation Agent. Following any determination or calculation by the Calculation Agent hereunder, upon a request by Counterparty, the Calculation Agent shall promptly (but in any event within five Scheduled Trading Days) provide to Counterparty by e-mail to the e-mail address provided by Counterparty in such request a report (in a commonly used file format for the storage and manipulation of financial data) displaying in reasonable detail the basis for such determination or calculation (including any assumptions used in making such determination or calculation), it being understood that the Calculation Agent shall not be obligated to disclose any proprietary models used by it for such determination or calculation or other information that may be proprietary or subject to contractual, legal or regulatory obligations to not disclose such information.

4. Account Details:
(a) Account for delivery of Shares to Dealer:	To be furnished
(b) Account for delivery of Shares to Counterparty:	To be furnished
(c) Account for payments to Counterparty:	To be advised under separate cover or telephone confirmed prior to each Settlement Date
(d) Account for payments to Dealer:	To be furnished
5. Offices:
The Office of Counterparty for the Transaction is: Inapplicable, Counterparty is not a Multibranch Party
The Office of Dealer for the Transaction is: [*]
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6. Notices: For purposes of this Confirmation:
(a) Address for notices or communications to Counterparty: Sempra 488 8th Avenue San Diego, CA 92101 Attention: Treasurer with a copy to: Sempra 488 8th Avenue San Diego, CA 92101 Attention: General Counsel
(b) Address for notices or communications to Dealer: [INSERT DEALER NAME AND NOTICE INFORMATION]

7.    Other Provisions:
(a)    Conditions to Effectiveness. The Transaction shall be effective if and only if Shares are sold by the Agent on or after the Trade Date and on or before the Hedge Completion Date pursuant to the Equity Sales Agreement. If the Equity Sales Agreement is terminated prior to any such sale of Shares thereunder and hereunder, the parties shall have no further obligations hereunder in connection with the Transaction, other than in respect of breaches of representations or covenants hereunder on or prior to such date.
(b)    Interpretive Letter. Counterparty agrees and acknowledges that the Transaction is being entered into in accordance with the October 9, 2003 interpretive letter from the staff of the Securities and Exchange Commission to Goldman, Sachs & Co. (the “Interpretive Letter”) and agrees to take all actions, and to omit to take any actions, reasonably requested by Dealer for the Transaction to comply with the Interpretive Letter. In addition, Counterparty represents that it is eligible to conduct a primary offering of Shares on Form S-3, the offering contemplated by the Equity Sales Agreement complies with Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), and the Shares are “actively traded” as defined in Rule 101(c)(1) of Regulation M promulgated under the Exchange Act (“Regulation M”).
(c)    Agreements and Acknowledgments Regarding Shares.
(i)    Counterparty agrees and acknowledges that, in respect of any Shares delivered to Dealer hereunder, such Shares shall be newly issued (unless mutually agreed otherwise by the parties) and, upon such delivery, duly and validly authorized, issued and outstanding, fully paid and nonassessable, free of any lien, charge, claim or other encumbrance and not subject to any preemptive or similar rights and shall, upon such issuance, be accepted for listing or quotation on the Exchange.
(ii)    Counterparty agrees and acknowledges that Dealer (or an affiliate of Dealer) will hedge its exposure to the Transaction by selling Shares borrowed from third party securities lenders or other Shares pursuant to a registration statement, and that, pursuant to the terms of the Interpretive Letter, the Shares (up to the Initial Number of Shares) delivered, pledged or loaned by Counterparty to Dealer (or an
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affiliate of Dealer) in connection with the Transaction may be used by Dealer (or an affiliate of Dealer) to return to securities lenders without further registration or other restrictions under the Securities Act, in the hands of those securities lenders, irrespective of whether such securities loan is effected by Dealer or an affiliate of Dealer. Accordingly, subject to Paragraph 7(g) below, Counterparty agrees that the Shares that it delivers, pledges or loans to Dealer (or an affiliate of Dealer) on or prior to the final Settlement Date will not bear a restrictive legend and that such Shares will be deposited in, and the delivery thereof shall be effected through the facilities of, the Clearance System.
(iii)    Counterparty agrees and acknowledges that it has reserved and will keep available at all times until satisfaction in full of Counterparty’s obligation to deliver Shares hereunder, free from preemptive or similar rights and free from any lien, charge, claim or other encumbrance, authorized but unissued Shares at least equal to the Share Cap (as defined in Paragraph 7(r) below) as such Share Cap may be reduced from time to time in connection with settlements under the Transaction, solely for the purpose of settlement under the Transaction.
(iv)    Unless the provisions set forth below under “Private Placement Procedures” are applicable, Dealer agrees to use any Shares delivered by Counterparty hereunder on any Settlement Date to return to securities lenders to close out open securities loans created by Dealer or an affiliate of Dealer in the course of Dealer’s or such affiliate’s hedging activities related to Dealer’s exposure under the Transaction.
(v)    In connection with bids and purchases of Shares in connection with any Cash Settlement or Net Share Settlement of the Transaction, Dealer shall use its reasonable efforts, based on the advice of counsel, to conduct its activities, or cause its affiliates to conduct their activities, as applicable, in a manner consistent with the requirements of the safe harbor provided by Rule 10b-18 under the Exchange Act, as if such provisions were applicable to such purchases and taking into account any applicable Securities and Exchange Commission no-action letters, as appropriate, and subject to any delays between the execution and reporting of a trade of the Shares on the Exchange and other circumstances beyond Dealer’s control.
(d)    Additional Representations and Agreements of Counterparty. Counterparty represents, warrants and agrees as follows:
(i)    Counterparty represents to Dealer on the Trade Date and on any date that Counterparty notifies Dealer that Cash Settlement or Net Share Settlement applies to the Transaction, that (A) Counterparty is not aware of any material nonpublic information regarding Counterparty or the Shares, (B) each of its filings under the Securities Act, the Exchange Act or other applicable securities laws that are required to be filed have been filed and that, as of the date of this representation, when considered as a whole (with the more recent such filings deemed to amend inconsistent statements contained in any earlier such filings), there is no misstatement of material fact contained therein or omission of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and (C) Counterparty is neither entering into this Confirmation nor making any election hereunder to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for Shares) or otherwise in violation of the Exchange Act.
(ii)    Counterparty intends to physically settle the Transaction, and promptly (but in no event later than three Exchange Business Days) following the Hedge Completion Date, (A) Counterparty’s board of directors (or a duly constituted committee thereof) shall approve the issuance of any and all Shares issuable pursuant to the Transaction, including upon Physical Settlement (such approval, “Pricing
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Approval”) and (B) Counterparty shall deliver to Dealer written notice (the “Approval Notice”) that Pricing Approval has been obtained, which notice shall include a copy of the duly adopted resolutions constituting Pricing Approval attached thereto.
(iii)    Counterparty shall, at least one day prior to the first day of any Unwind Period, notify Dealer of the total number of Shares purchased in Rule 10b-18 purchases of blocks pursuant to the once-a-week block exception contained in Rule 10b-18(b)(4) by or for Counterparty or any of its affiliated purchasers during each of the four calendar weeks preceding the first day of the Unwind Period and during the calendar week in which the first day of the Unwind Period occurs (“Rule 10b-18 purchase”, “blocks” and “affiliated purchaser” each being used as defined in Rule 10b-18).
(iv)    During any Unwind Period, Counterparty shall (A) notify Dealer prior to the opening of trading in the Shares on any day on which Counterparty makes, or use reasonable efforts to notify Dealer by such time if Counterparty expects to be made, any public announcement (as defined in Rule 165(f) under the Securities Act) of any merger, acquisition, or similar transaction involving a recapitalization relating to Counterparty (other than any such transaction in which the consideration consists solely of cash and there is no valuation period), (B) promptly notify Dealer following any such announcement that such announcement has been made, and (C) promptly deliver to Dealer following the making of any such announcement information indicating (x) Counterparty’s average daily Rule 10b-18 purchases (as defined in Rule 10b-18) during the three full calendar months preceding the date of the announcement of such transaction and (y) Counterparty’s block purchases (as defined in Rule 10b-18) effected pursuant to paragraph (b)(4) of Rule 10b-18 during the three full calendar months preceding the date of the announcement of such transaction. In addition, Counterparty shall promptly notify Dealer of the earlier to occur of the completion of such transaction and the completion of the vote by target shareholders.
(v)    Neither Counterparty nor any of its affiliated purchasers (within the meaning of Rule 10b-18 under the Exchange Act) shall take or refrain from taking any action (including, without limitation, any direct purchases by Counterparty or any of its affiliates, or any purchases by a party to a derivative transaction with Counterparty or any of its affiliates), either under this Confirmation, under an agreement with another party or otherwise, that Counterparty reasonably believes would cause any purchases of Shares by Dealer or any of its affiliates in connection with any Cash Settlement or Net Share Settlement of the Transaction not to meet the requirements of the safe harbor provided by Rule 10b-18, determined as if all such foregoing purchases were made by Counterparty.
(vi)    Counterparty will not engage in any “distribution” (as defined in Regulation M), other than a distribution meeting the requirements of an exception set forth in each of Rules 101(b) and 102(b) of Regulation M, that would cause a “restricted period” (as defined in Regulation M) to occur during any Unwind Period.
(vii)    Counterparty is not, and after giving effect to the transactions contemplated hereby will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
(viii)    Counterparty is not insolvent, nor will Counterparty be rendered insolvent as a result of the Transaction or its performance of the terms hereof.
(ix)    Without limiting the generality of Section 13.1 of the Equity Definitions, Counterparty acknowledges that Dealer is not making any representations or warranties or taking any position or expressing any view with respect to the treatment of the Transaction under any accounting standards including ASC Topic 260, Earnings Per Share, ASC Topic 815, Derivatives and Hedging, or ASC Topic
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480, Distinguishing Liabilities from Equity and ASC 815-40, Derivatives and Hedging – Contracts in Entity’s Own Equity (or any successor issue statements) or under FASB’s Liabilities & Equity Project.
(x)    Counterparty understands that no obligations of Dealer to it hereunder will be entitled to the benefit of deposit insurance and that such obligations will not be guaranteed by any affiliate of Dealer or any governmental agency.
(xi)    To Counterparty’s actual knowledge, no federal, state or local (including non-U.S. jurisdictions) law, rule, regulation or regulatory order applicable to the Shares would give rise to any reporting, consent, registration or other requirement (including without limitation a requirement to obtain prior approval from any person or entity) as a result of Dealer or its affiliates owning or holding (however defined) Shares, other than Sections 13 and 16 under the Exchange Act and the Federal Power Act; provided that Counterparty makes no representation or warranty regarding any such requirement that is applicable generally to the ownership of equity securities by Dealer or its affiliates solely as a result of their being a financial institution or broker dealer.
(xii)    No filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the execution, delivery and performance by Counterparty of this Confirmation and the consummation of the Transaction (including, without limitation, the issuance and delivery of Shares on any Settlement Date) except (A) such as have been obtained under the Securities Act and (B) as may be required to be obtained under state securities laws.
(xiii)    Counterparty (A) has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of entering into the Transaction, (B) has consulted with its own legal, financial, accounting and tax advisors in connection with the Transaction, and (C) is entering into the Transaction for a bona fide business purpose.
(xiv)    Counterparty will, by the next succeeding Scheduled Trading Day following the occurrence thereof, notify Dealer upon obtaining knowledge of the occurrence of any event that would constitute an Event of Default or a Potential Adjustment Event.
(xv)    Counterparty (i) is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, (ii) will exercise independent judgment in evaluating the recommendations of any broker-dealer or its associated persons, unless it has otherwise notified the broker-dealer in writing, and (iii) has total assets of at least USD 50 million as of the date hereof.
(e)    Acceleration Events. Each of the following events shall constitute an “Acceleration Event”:
(i)    Stock Borrow Event. In the commercially reasonable judgment of Dealer (A) Dealer (or an affiliate of Dealer) is not able to hedge in a commercially reasonable manner its exposure under the Transaction because insufficient Shares are made available for borrowing by securities lenders or (B) Dealer (or an affiliate of Dealer) would incur a cost (excluding any balance sheet charges or funding costs incurred by such party) to borrow (or to maintain a borrow of) Shares to hedge in a commercially reasonable manner its exposure under the Transaction that is greater than a rate equal to [*] basis points per annum (each, a “Stock Borrow Event”);
(ii)    Dividends and Other Distributions. On any day occurring after the Trade Date, Counterparty declares a distribution, issue or dividend to existing holders of the Shares of (A) any cash
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dividend (other than an Extraordinary Dividend) for which such cash dividend (x) has an ex-dividend date that occurs before a Forward Price Reduction Date, or (y) for which the amount exceeds, on a per Share basis, the Forward Price Reduction Amount set forth opposite the first date of any such period on Schedule I, (B) any Extraordinary Dividend, (C) any share capital or other securities of another issuer acquired or owned (directly or indirectly) by Counterparty as a result of a spin-off or other similar transaction or (D) any other type of securities (other than Shares), rights or warrants or other assets, in any case for payment (cash or other consideration) at less than the prevailing market price, as determined in a commercially reasonable manner by Dealer; “Extraordinary Dividend” means any dividend or distribution (that is not an ordinary cash dividend) declared by Counterparty with respect to the Shares that, in the commercially reasonable determination of Dealer, is (1) a dividend or distribution declared on the Shares at a time at which Counterparty has not previously declared or paid dividends or distributions on such Shares for the prior four quarterly periods, (2) a payment or distribution by Counterparty to holders of Shares that Counterparty announces will be an “extraordinary” or “special” dividend or distribution or (3) any other “special” dividend or distribution on the Shares that is, by its terms or declared intent, outside the normal course of operations or normal dividend policies or practices of Counterparty;
(iii)    ISDA Termination. Either Dealer or Counterparty has the right to designate an Early Termination Date pursuant to Section 6 of the Agreement, in which case, except as otherwise specified herein and except as a result of an Event of Default under Section 5(a)(i) of the Agreement, the provisions of Paragraph 7(f) below shall apply in lieu of the consequences specified in Section 6 of the Agreement; failure of Counterparty to deliver the Approval Notice by the third Exchange Business Day following the Hedge Completion Date (the “Approval Deadline Date”) shall constitute an Additional Termination Event (such event, an “Approval Deadline Event”), with (A) Counterparty the sole Affected Party, (B) an Early Termination Date deemed to have been designated by Dealer as of the Approval Deadline Date, and (C) the consequences specified in Section 6 of the Agreement, rather than the provisions of Paragraph 7(f) below, applying, except that Dealer may designate a date for payment of the Early Termination Amount that permits Dealer to effect a commercially reasonable unwind of any hedge position that Dealer may have in the Shares, taking into account relevant legal and regulatory considerations, and such payment date shall be notified by Dealer to Counterparty no later than one Scheduled Trading Day prior to such payment date; for the avoidance of doubt, no Additional Termination Event, Early Termination Date, or date for payment of an Early Termination Amount, in each case, in respect of an Approval Deadline Event, will occur prior to the Approval Deadline Date;
(iv)    Other ISDA Events. An Announcement Date occurs in respect of any Merger Event, Tender Offer, Nationalization, Insolvency, Delisting or the occurrence of any Hedging Disruption or Change in Law; provided that, in case of a Delisting, in addition to the provisions of Section 12.6(a)(iii) of the Equity Definitions, it will also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or their respective successors); provided, further, that (i) the definition of “Change in Law” provided in Section 12.9(a)(ii) of the Equity Definitions is hereby amended by (A) replacing the phrase “the interpretation” in the third line thereof with the phrase “or announcement or statement of the formal or informal interpretation” and (B) immediately following the word “Transaction” in clause (X) thereof, adding the phrase “in the manner contemplated by Dealer on the Trade Date” and (ii) any determination as to whether (A) the adoption of or any change in any applicable law or regulation (including, without limitation, any tax law) or (B) the promulgation of or any change in or announcement or statement of the formal or informal interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law or regulation (including any action taken by a taxing authority), in each case, constitutes a “Change in Law” shall be made without regard to Section 739 of the Wall Street Transparency and Accountability Act of 2010 (the “WSTAA”) or any similar provision in any legislation enacted on or after the Trade Date; or
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(v)    Ownership Event. In the reasonable judgment of Dealer, on any day, the Share Amount for such day exceeds the Post-Effective Limit for such day (if any applies) (each, an “Ownership Event”). For purposes of this clause (v), the “Share Amount” as of any day is the number of Shares that Dealer and any person whose ownership position would be aggregated with that of Dealer (Dealer or any such person, a “Dealer Person”) under any law, rule, regulation or regulatory order or Counterparty constituent document that for any reason is, or after the Trade Date becomes, applicable to ownership of Shares (“Applicable Provisions”), owns, beneficially owns, constructively owns, controls, holds the power to vote or otherwise meets a relevant definition of ownership of under the Applicable Provisions, as determined by Dealer in its reasonable discretion. The “Post-Effective Limit” means (x) the minimum number of Shares that would give rise to reporting or registration obligations (except for any filing requirements on Form 13F, Schedule 13D or Schedule 13G under the Exchange Act, in each case, as in effect on the Trade Date) or other requirements (including obtaining prior approval from any person or entity) of a Dealer Person, or would result in an adverse effect on a Dealer Person, under the Applicable Provisions, as determined by Dealer in its reasonable discretion, minus (y) 1.0% of the number of Shares outstanding.
(f)    Termination Settlement. Upon the occurrence of any Acceleration Event, Dealer shall have the right to designate, upon at least one Scheduled Trading Day’s notice, any Scheduled Trading Day following such occurrence to be a Settlement Date hereunder (a “Termination Settlement Date”) to which Physical Settlement shall apply after Pricing Approval has been obtained and Cash Settlement (excluding the application of the proviso in “Settlement Method Election” above) shall apply before such time, and to select the number of Settlement Shares relating to such Termination Settlement Date; provided that (i) in the case of an Acceleration Event arising out of an Ownership Event, the number of Settlement Shares so designated by Dealer shall not exceed the number of Shares necessary to reduce the Share Amount to reasonably below the Post-Effective Limit and (ii) in the case of an Acceleration Event arising out of a Stock Borrow Event, the number of Settlement Shares so designated by Dealer shall not exceed the number of Shares as to which such Stock Borrow Event exists. If, upon designation of a Termination Settlement Date by Dealer pursuant to the preceding sentence, Counterparty fails to deliver the Settlement Shares relating to such Termination Settlement Date when due or otherwise fails to perform obligations within its control in respect of the Transaction, it shall be an Event of Default with respect to Counterparty and Section 6 of the Agreement shall apply (without regard to Paragraph 7(e)(iii) above). If an Acceleration Event occurs during an Unwind Period relating to a number of Settlement Shares to which Cash Settlement or Net Share Settlement applies, then on the Termination Settlement Date relating to such Acceleration Event, notwithstanding any election to the contrary by Counterparty, Cash Settlement or Net Share Settlement shall apply to the portion of the Settlement Shares relating to such Unwind Period as to which Dealer has unwound its hedge, and Physical Settlement shall apply in respect of (x) the remainder (if any) of such Settlement Shares and (y) the Settlement Shares designated by Dealer in respect of such Termination Settlement Date. If an Acceleration Event occurs after Counterparty has designated a Settlement Date to which Physical Settlement applies but before the relevant Settlement Shares have been delivered to Dealer, then Dealer shall have the right to cancel such Settlement Date and designate a Termination Settlement Date in respect of such Shares pursuant to the first sentence hereof. Notwithstanding the foregoing, in the case of a Nationalization or Merger Event, if at the time of the related relevant Settlement Date the Shares have changed into cash or any other property or the right to receive cash or any other property, the Calculation Agent shall adjust the nature of the Shares as it determines appropriate to account for such change such that the nature of the Shares is consistent with what shareholders receive in such event.
(g)    Private Placement Procedures. If Counterparty is unable to comply with the provisions of sub-paragraph (ii) of “Agreements and Acknowledgments Regarding Shares” above because of a change in law or a change in the policy of the Securities and Exchange Commission or its staff, or Dealer otherwise determines that in its reasonable opinion any Shares to be delivered to Dealer by Counterparty may not be freely returned by Dealer or its affiliates to securities lenders as described under such sub-paragraph (ii) or otherwise constitute “restricted securities” as defined in Rule 144 under the Securities Act, then delivery of any such Shares (the “Restricted Shares”) shall be effected as provided below, unless waived by Dealer.
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(i)    If Counterparty delivers the Restricted Shares pursuant to this clause (i) (a “Private Placement Settlement”), then delivery of Restricted Shares by Counterparty shall be effected in accordance with private placement procedures customary for private placements of equity securities of substantially similar size with respect to such Restricted Shares reasonably acceptable to Dealer; provided that Counterparty may not elect a Private Placement Settlement if, on the date of its election, it has taken, or caused to be taken, any action that would make unavailable either the exemption pursuant to Section 4(a)(2) of the Securities Act for the sale by Counterparty to Dealer (or any affiliate designated by Dealer) of the Restricted Shares or the exemption pursuant to Section 4(a)(1) or Section 4(a)(3) of the Securities Act for resales of the Restricted Shares by Dealer (or any such affiliate of Dealer), and if Counterparty fails to deliver the Restricted Shares when due or otherwise fails to perform obligations within its control in respect of a Private Placement Settlement, it shall be an Event of Default with respect to Counterparty and Section 6 of the Agreement shall apply (without regard to Paragraph 7(e)(iii) above). The Private Placement Settlement of such Restricted Shares shall include customary representations, covenants, blue sky and other governmental filings and/or registrations, indemnities to Dealer, due diligence rights (for Dealer or any designated buyer of the Restricted Shares by Dealer), opinions and certificates, and such other documentation as is customary for private placement agreements of equity securities of a substantially similar size, all reasonably acceptable to Dealer. In the case of a Private Placement Settlement, Dealer shall, in its good faith discretion, adjust the amount of Restricted Shares to be delivered to Dealer hereunder in a commercially reasonable manner to reflect the fact that such Restricted Shares may not be freely returned to securities lenders by Dealer and may only be saleable by Dealer at a discount to reflect the lack of liquidity in Restricted Shares. Notwithstanding the Agreement or this Confirmation, the date of delivery of such Restricted Shares shall be the Clearance System Business Day following notice by Dealer to Counterparty of the number of Restricted Shares to be delivered pursuant to this clause (i). For the avoidance of doubt, delivery of Restricted Shares shall be due as set forth in the previous sentence and not be due on the date that would otherwise be applicable.
(ii)    If Counterparty delivers any Restricted Shares in respect of the Transaction, Counterparty agrees that (A) such Shares may be transferred by and among Dealer and its affiliates and (B) after the minimum “holding period” within the meaning of Rule 144(d) under the Securities Act has elapsed, Counterparty shall promptly remove, or cause the transfer agent for the Shares to remove, any legends referring to any transfer restrictions from such Shares upon delivery by Dealer (or such affiliate of Dealer) to Counterparty or such transfer agent of any seller’s and broker’s representation letters customarily delivered by Dealer or its affiliates in connection with resales of restricted securities pursuant to Rule 144 under the Securities Act, each without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by Dealer (or such affiliate of Dealer).
(h)    Rule 10b-5. It is the intent of Dealer and Counterparty that, following any election of Cash Settlement or Net Share Settlement by Counterparty, the purchase of Shares by Dealer during any Unwind Period shall comply with the requirements of Rule 10b5-l(c)(l)(i)(B) under the Exchange Act and that this Confirmation shall be interpreted to comply with the requirements of Rule 10b5-l(c). Counterparty acknowledges that (i) during any Unwind Period Counterparty shall not have, and shall not attempt to exercise, any influence over how, when or whether to effect purchases of Shares by Dealer (or its agent or affiliate) in connection with this Confirmation and (ii) Counterparty is entering into the Agreement and this Confirmation in good faith and not as part of a plan or scheme to evade compliance with federal securities laws including, without limitation, Rule 10b-5 promulgated under the Exchange Act. Counterparty further agrees to act in good faith with respect to this Confirmation and the Agreement.
(i)    Waiver of Trial by Jury. EACH OF COUNTERPARTY AND DEALER HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM
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(WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE TRANSACTION OR THE ACTIONS OF DEALER OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.
(j)Governing Law/Jurisdiction. This Confirmation and any claim, controversy or dispute arising under or related to this Confirmation shall be governed by the laws of the State of New York without reference to the conflict of laws provisions thereof. The parties hereto irrevocably submit to the exclusive jurisdiction of the courts of the State of New York and the United States Court for the Southern District of New York in connection with all matters relating hereto and waive any objection to the laying of venue in, and any claim of inconvenient forum with respect to, these courts.
(k)Insolvency Filing. Notwithstanding anything to the contrary herein, in the Agreement or in the Definitions, upon any Insolvency Filing or other proceeding under the Bankruptcy Code in respect of Counterparty, the Transaction shall automatically terminate on the date thereof without further liability of either party to this Confirmation to the other party (except for any liability in respect of any breach of representation or covenant by a party under this Confirmation prior to the date of such Insolvency Filing or other proceeding), it being understood that the Transaction is a contract for the issuance of Shares by Counterparty.
(l)Disclosure. Effective from the date of commencement of discussions concerning the Transaction, each of Dealer and Counterparty and each of their employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) relating to such tax treatment and tax structure.
(m)Counterparty Share Repurchases. Counterparty agrees not to repurchase, directly or indirectly, any Shares if, immediately following such purchase, the Outstanding Share Percentage would be equal to or greater than 5%. The “Outstanding Share Percentage” as of any day is the fraction (1) the numerator of which is the aggregate of the Number of Shares for the Transaction and the “Number of Shares” under each Additional Equity Derivative Transaction that is a share forward transaction and (2) the denominator of which is the number of Shares outstanding on such day.
(n)Limit on Beneficial Ownership. Notwithstanding any other provisions hereof, Dealer shall not have the right to acquire Shares hereunder and Dealer shall not be entitled to take delivery of any Shares hereunder (in each case, whether in connection with the purchase of Shares on any Settlement Date or any Termination Settlement Date, any Private Placement Settlement or otherwise) to the extent (but only to the extent) that, after such receipt of any Shares hereunder, (i) the Share Amount would exceed the Post-Effective Limit, (ii) Dealer and each person subject to aggregation of Shares with Dealer under Section 13 or Section 16 of the Exchange Act and the rules promulgated thereunder (the “Dealer Group”) would directly or indirectly beneficially own (as such term is defined for purposes of Section 13 or Section 16 of the Exchange Act and the rules promulgated thereunder) in excess of 8% of the then outstanding Shares (the “Threshold Number of Shares”), (iii) Dealer would hold 5% or more of the number of Shares of Counterparty’s outstanding common stock or 5% or more of Counterparty’s outstanding voting power (the “Exchange Limit”) or (iv) Dealer (including any person subject to aggregation of Shares with Dealer) would beneficially own, constructively own, control, hold the power to vote or otherwise meet a relevant definition of ownership under the Federal Power Act in excess of a number of Shares equal to 8% of the outstanding Shares (the “FPA Limit”). Any purported delivery hereunder shall be void and have no effect to the extent (but only to the extent) that, after such delivery, (i) the Share Amount would exceed the Post-Effective Limit, (ii) the Dealer Group would directly or indirectly so beneficially own in excess of the Threshold Number of Shares, (iii) Dealer would directly or indirectly so hold in excess of the Exchange Limit or (iv) Dealer (including any person subject to aggregation of Shares with Dealer) would beneficially own, constructively own, control, hold the power to vote or otherwise meet a relevant definition of ownership under the Federal Power Act in excess of the FPA Limit. If any delivery owed to Dealer hereunder is not made, in whole or in part, as a result of this provision, Counterparty’s obligation to make such delivery shall not be extinguished and Counterparty shall make such delivery as promptly as practicable after, but in no event later than one Scheduled Trading Day after, Dealer gives notice to Counterparty that, after such delivery, (i) the Share Amount would not exceed the Post-Effective Limit, (ii) the Dealer Group would not directly or indirectly so beneficially own
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in excess of the Threshold Number of Shares, (iii) Dealer would not directly or indirectly so hold in excess of the Exchange Limit and (iv) Dealer (including any person subject to aggregation of Shares with Dealer) would not beneficially own, constructively own, control, hold the power to vote or otherwise meet a relevant definition of ownership under the Federal Power Act in excess of the FPA Limit.
In addition, notwithstanding anything herein to the contrary, if any delivery owed to Dealer hereunder is not made, in whole or in part, as a result of the immediately preceding paragraph, Dealer shall be permitted to make any payment due in respect of such Shares to Counterparty in two or more tranches that correspond in amount to the number of Shares delivered by Counterparty to Dealer pursuant to the immediately preceding paragraph.
(o)Commodity Exchange Act. Each of Dealer and Counterparty agrees and represents that it is an “eligible contract participant” as defined in Section 1a(18) of the U.S. Commodity Exchange Act, as amended (the “CEA”), the Agreement and the Transaction are subject to individual negotiation by the parties and have not been executed or traded on a “trading facility” as defined in Section 1a(51) of the CEA.
(p)Bankruptcy Status. Subject to Paragraph 7(k) above, Dealer acknowledges and agrees that this Confirmation is not intended to convey to Dealer rights with respect to the transactions contemplated hereby that are senior to the claims of Counterparty’s common stockholders in any U.S. bankruptcy proceedings of Counterparty; provided, however, that nothing herein shall be deemed to limit Dealer’s right to pursue remedies in the event of a breach by Counterparty of its obligations and agreements with respect to this Confirmation and the Agreement; and provided, further, that nothing herein shall limit or shall be deemed to limit Dealer’s rights in respect of any transaction other than the Transaction.
(q)No Collateral or Setoff. Notwithstanding Section 6(f) or any other provision of the Agreement or any other agreement between the parties to the contrary, the obligations of Counterparty hereunder are not secured by any collateral. Obligations in respect of the Transaction shall not be set off against any other obligations of the parties, whether arising under the Agreement, under any other agreement between the parties hereto, by operation of law or otherwise, and no other obligations of the parties shall be set off against obligations in respect of the Transaction, whether arising under the Agreement, under any other agreement between the parties hereto, by operation of law or otherwise, and each party hereby waives any such right of setoff.
(r)Share Cap. Notwithstanding any other provision of the Agreement or this Confirmation, in no event will Counterparty be required to deliver, in the aggregate in respect of all Settlement Dates or other dates on which Shares are delivered under the Transaction a number of Shares greater than 1.5 times the Number of Shares (the “Share Cap”). The Share Cap shall be subject to adjustment only on account of (x) Potential Adjustment Events of the type specified in (1) Sections 11.2(e)(i) through (vi) of the Equity Definitions or (2) Section 11.2(e)(vii) of the Equity Definitions so long as, in the case of this sub-clause (2), such event is within Counterparty’s control and (y) Merger Events requiring corporate action of Counterparty (or any surviving entity of Counterparty hereunder in connection with any such Merger Event). In the event Counterparty shall not have delivered the full number of Shares otherwise deliverable as a result of this Paragraph 7(r) (the resulting deficit for the Transaction, the “Deficit Shares”), Counterparty shall be continually obligated to deliver Shares, from time to time until the full number of Deficit Shares have been delivered pursuant to this Paragraph 7(r), on a pro rata basis between the Transaction and the Other Forward (as defined below), when, and to the extent that, (A) Shares are repurchased, acquired or otherwise received by Counterparty or any of its subsidiaries after the date hereof (whether or not in exchange for cash, fair value or any other consideration), (B) authorized and unissued Shares reserved for issuance in respect of other transactions prior to such date which prior to the relevant date become no longer so reserved or (C) Counterparty additionally authorizes any unissued Shares that are not reserved for transactions other than the Transaction (such events as set forth in clauses (A), (B) and (C) above, collectively, the “Share Issuance Events”). Counterparty shall promptly notify Dealer of the occurrence of any of the Share Issuance Events (including the number of Shares subject to clause (A), (B) or (C) and the corresponding number of Shares to be delivered for the Transaction) and, as promptly as reasonably practicable, deliver such Shares thereafter. Counterparty shall not, until Counterparty’s obligations under the Transaction have been satisfied in full, use any Shares that become available for potential delivery to Dealer as a result of any Share Issuance Event
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for the settlement or satisfaction of any transaction or obligation other than the Transaction (or the Other Forward on a pro rata basis as set forth above) or reserve any such Shares for future issuance for any purpose other than to satisfy Counterparty’s obligations to Dealer under the Transaction (or the Other Forward on a pro rata basis as set forth above).
(s)Wall Street Transparency and Accountability Act of 2010. The parties hereby agree that none of (i) Section 739 of the WSTAA, (ii) any similar legal certainty provision included in any legislation enacted, or rule or regulation promulgated, on or after the Trade Date, (iii) the enactment of the WSTAA or any regulation under the WSTAA, (iv) any requirement under the WSTAA or (v) any amendment made by the WSTAA shall limit or otherwise impair either party’s right to terminate, renegotiate, modify, amend or supplement this Confirmation or the Agreement, as applicable, arising from a termination event, force majeure, illegality, increased cost, regulatory change or similar event under this Confirmation, the Definitions or the Agreement (including, but not limited to, any right arising from any Acceleration Event).
(t)Other Forward. Dealer acknowledges that Counterparty has entered or may in the future enter into one or more substantially similar forward transactions for the Shares (each, an “Other Forward” and collectively, the “Other Forwards”) with one or more other dealers. Dealer and Counterparty agree that if Counterparty designates a “Settlement Date” with respect to one or more Other Forwards for which “Cash Settlement” or “Net Share Settlement” is applicable and for which the resulting “Unwind Period” for any such Other Forwards coincides for any period of time with an Unwind Period for the Transaction (the “Overlap Unwind Period”), Counterparty shall notify Dealer at least one Scheduled Trading Day prior to the commencement of such Overlap Unwind Period of the first Scheduled Trading Day and the length of such Overlap Unwind Period, and Dealer shall be permitted to purchase Shares to unwind its hedge in respect of the Transaction only on alternating Scheduled Trading Days during such Overlap Unwind Period, commencing on the first, second, third or later Scheduled Trading Day of such Overlap Unwind Period (which alternating Scheduled Trading Days, for the avoidance of doubt, may be every other Scheduled Trading Day if there is only one other dealer, every third Scheduled Trading Day if there are two other dealers, etc.).
(u)Indemnity. Counterparty agrees to indemnify Dealer and its affiliates and their respective directors, officers, employees, agents and controlling persons (Dealer and each such affiliate or person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint and several, incurred by or asserted against such Indemnified Party arising out of, in connection with, or relating to, any breach of any covenant or representation made by Counterparty in this Confirmation or the Agreement and will reimburse any Indemnified Party for all reasonable expenses (including reasonable legal fees and expenses) as they are incurred in connection with the investigation of, preparation for, or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto, except to the extent determined in a final and non-appealable judgment by a court of competent jurisdiction to have resulted from Dealer’s gross negligence, fraud, bad faith and/or willful misconduct. Promptly after receipt by an Indemnified Party of notice of the commencement of any such claim, action or proceeding, such Indemnified Party shall, if a claim in respect thereof is to be made against Counterparty hereunder, notify Counterparty in writing of the commencement thereof; but the omission so to notify Counterparty shall not relieve it from any liability which it may have to any Indemnified Party hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability otherwise. In case any such action shall be brought against any Indemnified Party and it shall notify Counterparty of the commencement thereof, Counterparty shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to Counterparty), and, after notice from Counterparty to such Indemnified Party of its election so to assume the defense thereof, Counterparty shall not be liable to such Indemnified Party under this Paragraph 7(u) for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnified Party, in connection with the defense thereof other than reasonable costs of investigation. Counterparty shall not have liability for any settlement or compromise of, or the consent to the entry of any judgment with respect to, any claim, action or proceeding contemplated by this Paragraph 7(u) that is effected without its prior written consent, which shall not be unreasonably withheld. The foregoing provisions shall survive any termination or completion of the Transaction.
(v)Tax Matters.
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(i) Payer Tax Representations. For the purpose of Section 3(e) of the Agreement, each of Dealer and Counterparty makes the following representation: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 9(h) of the Agreement or amounts payable hereunder that may be considered to be interest for U.S. federal income tax purposes) to be made by it to the other party under the Agreement. In making this representation, it may rely on (A) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (B) the satisfaction of the agreement contained in Section 4(a)(i) or Section 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or Section 4(a)(iii) of the Agreement and (C) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, except that it will not be a breach of this representation where reliance is placed on clause (B) above and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.
(ii) Payee Tax Representations. For the purpose of Section 3(f) of the Agreement:
(1) Dealer makes the following representations:1
a.    [It is a “U.S. person” (as that term is used in United States Treasury Regulations Section 1.1441-4(a)(3)(ii)) for U.S. federal income tax purposes.]
b.    [It is a national banking association organized and existing under the laws of the United States of America and is an exempt recipient under United States Treasury Regulation Section 1.6049-4(c)(1)(ii)(M)][It is a broker-dealer firm registered with the Commission under the Exchange Act and is an exempt recipient under United States Treasury Regulation Section 1.6049-4(c)(1)(ii)(I).]
c.    [(i) It is a “U.S. person” (as that term is used in Treasury Regulation Section 1.1441-4(a)(3)(ii)) for U.S. federal income tax purposes. (ii) It is a corporation organized and existing under the laws of the State of North Carolina and is an exempt recipient within the meaning of Treasury Regulation Section 1.6049-4(c)(1)(ii).]
d.    [It is acting through a dependent agent located in the United States (including only the States thereof and the District of Columbia), it is a “foreign person” (as that term is used in United States Treasury Regulation Section 1.6041-4(a)(4)) for U.S. federal income tax purposes and each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States.]
e.    [(i) It is a bank organized under the laws of Canada. (ii) It is a corporation for U.S. federal income tax purposes. (iii) Each payment received or to be received by Dealer in connection with this Confirmation will be effectively connected with its conduct of a trade or business in the United States.]
1 Exact representation will be updated for Dealers.
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f.    [(i) It is a “foreign person” as that term is used in United States Treasury Regulation Section 1.6041-4(a)(4). (ii) It is a chartered bank organized under the laws of Canada. (iii) Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States. (iv) It is fully eligible for the benefits of the “Business Profits”, “Interest” and “Other Income” provisions of the Canada-United States Income Tax Convention (1980).]
g.    [It is a U.S. limited liability company organized under the laws of the State of Delaware. For U.S. Federal income tax purposes, it is a Disregarded Entity of Mizuho Americas LLC, a limited liability company organized under the laws of the State of Delaware. For U.S. federal income tax purposes, Mizuho Americas LLC has elected to be classified as a corporation.]
h.    [(i) It is a state banking corporation organized under the laws of the State of Alabama. (ii) It is a “U.S. person” (as that term is defined in United States Treasury Regulations Section 1.1441-4(a)(3)(ii)) for U.S. federal income tax purposes.]
i.    [It is a chartered bank organized under the laws of Canada and is treated as a corporation for United States federal income tax purposes. It is a “foreign person” (as that term is used in United States Treasury Regulation Section 1.6041-4(a)(4)) for U.S. federal income tax purposes and each payment received or to be received by it in connection with this Confirmation will be effectively connected with its conduct of a trade or business in the United States.]
(2) Counterparty makes the following representations:
a.    It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of U.S. Treasury Regulations) for U.S. federal income tax purposes.
b.    It is a corporation for U.S. federal income tax purposes and is an exempt recipient under section 1.6049-4(c)(1)(ii)(J) of U.S. Treasury Regulations.
(iii) Withholding Tax imposed on payments to non-U.S. counterparties under the United States Foreign Account Tax Compliance Act. “Tax”, and “Indemnifiable Tax”, each as defined in Section 14 of the Agreement, shall not include any FATCA Withholding Tax. For the avoidance of doubt, a FATCA Withholding Tax is a Tax the deduction or withholding of which is required by applicable law for the purposes of Section 2(d) of the Agreement.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“FATCA Withholding Tax” means any U.S. federal withholding tax imposed or collected pursuant to Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code.
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(iv) HIRE ACT. To the extent that either party to the Agreement with respect to the Transaction is not an adhering party to the ISDA 2015 Section 871(m) Protocol published by ISDA on November 2, 2015 and available at www.isda.org, as may be amended, supplemented, replaced or superseded from time to time (the “871(m) Protocol”), the parties agree that the provisions and amendments contained in the Attachment to the 871(m) Protocol are incorporated into and apply to the Agreement with respect to the Transaction as if set forth in full herein. The parties further agree that, solely for purposes of applying such provisions and amendments to the Agreement with respect to the Transaction, references to “each Covered Master Agreement” in the 871(m) Protocol will be deemed to be references to the Agreement with respect to the Transaction, and references to the “Implementation Date” in the 871(m) Protocol will be deemed to be references to the Trade Date of the Transaction. For greater certainty, if there is any inconsistency between this provision and the provisions contained in any other agreement between the parties with respect to the Transaction, this provision shall prevail unless such other agreement expressly overrides the provisions of the Attachment to the 871(m) Protocol.
(v) Tax Documentation. For the purposes of Sections 4(a)(i) and 4(a)(ii) of the Agreement, Counterparty shall provide to Dealer a valid and duly executed U.S. Internal Revenue Service Form W-9, or any successor thereto, completed accurately and in a manner reasonably acceptable to Dealer and, in particular, with the “C Corporation” box checked on line 3 thereof (i) on or before the date of execution of this Confirmation; (ii) promptly upon reasonable demand by Dealer; and (iii) promptly upon learning that any such tax form previously provided by Counterparty has become inaccurate or incorrect.
For the purposes of Sections 4(a)(i) and 4(a)(ii) of the Agreement, Dealer shall provide to Counterparty a valid and duly executed U.S. Internal Revenue Service Form W-9, W-8IMY (certifying to qualified derivatives dealer status, exempt from dividend withholding tax) or W-8ECI, or any successor thereto, completed accurately and in a manner reasonably acceptable to Counterparty and, in particular, with the “C Corporation” or “Corporation” box checked on line 3 or 4 thereof, respectively, (i) on or before the date of execution of this Confirmation; (ii) promptly upon reasonable demand by Counterparty; and (iii) promptly upon learning that any such tax form previously provided by Dealer has become inaccurate or incorrect.
(vi) Deduction or Withholding for Tax. Sections 2(d)(i), 2(d)(i)(4), 2(d)(ii)(1) of the Agreement and the definition of "Tax" are hereby amended by replacing the words "pay", "paid", "payment" or "payments" with the words "pay or deliver", "paid or delivered", "payment or delivery" or "payments or deliveries", respectively.
(w)Counterparts:
a.Counterparts may be delivered via facsimile, electronic mail or transmission (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., DocuSign and AdobeSign) (any such signature, an “Electronic Signature”) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. The words “execution,” “signed,” “signature” and words of like import in this Confirmation or in any other certificate, agreement or document related to this Confirmation shall include any Electronic Signature, except to the extent electronic notices are expressly prohibited under this Confirmation or the Agreement.
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(x)U.S. Stay Regulations.
a.[To the extent that the QFC Stay Rules are applicable hereto, then the parties agree that (i) to the extent that prior to the date hereof both parties have adhered to the 2018 ISDA U.S. Resolution Stay Protocol (the “Protocol”), the terms of the Protocol are incorporated into and form a part of this Confirmation, and for such purposes this Confirmation shall be deemed a Protocol Covered Agreement and each party shall be deemed to have the same status as “Regulated Entity” and/or “Adhering Party” as applicable to it under the Protocol; (ii) to the extent that prior to the date hereof the parties have executed a separate agreement the effect of which is to amend the qualified financial contracts between them to conform with the requirements of the QFC Stay Rules (the “Bilateral Agreement”), the terms of the Bilateral Agreement are incorporated into and form a part of this Confirmation and each party shall be deemed to have the status of “Covered Entity” or “Counterparty Entity” (or other similar term) as applicable to it under the Bilateral Agreement; or (iii) if clause (i) and clause (ii) do not apply, the terms of Section 1 and Section 2 and the related defined terms (together, the “Bilateral Terms”) of the form of bilateral template entitled “Full-Length Omnibus (for use between U.S. G-SIBs and Corporate Groups)” published by ISDA on November 2, 2018 (currently available on the 2018 ISDA U.S. Resolution Stay Protocol page at www.isda.org and, a copy of which is available upon request), the effect of which is to amend the qualified financial contracts between the parties thereto to conform with the requirements of the QFC Stay Rules, are hereby incorporated into and form a part of this Confirmation, and for such purposes this Confirmation shall be deemed a “Covered Agreement,” Dealer shall be deemed a “Covered Entity” and Counterparty shall be deemed a “Counterparty Entity.” In the event that, after the date of this Confirmation, both parties hereto become adhering parties to the Protocol, the terms of the Protocol will replace the terms of this Paragraph 7(x). In the event of any inconsistencies between this Confirmation and the terms of the Protocol, the Bilateral Agreement or the Bilateral Terms (each, the “QFC Stay Terms”), as applicable, the QFC Stay Terms will govern. Terms used in this Paragraph 7(x) without definition shall have the meanings assigned to them under the QFC Stay Rules. For purposes of this Paragraph 7(x), references to “this Confirmation” include any related credit enhancements entered into between the parties or provided by one to the other. In addition, the parties agree that the terms of this Paragraph 7(x) shall be incorporated into any related covered affiliate credit enhancements, with all references to Dealer replaced by references to the covered affiliate support provider.]
b.[“QFC Stay Rules” mean the regulations codified at 12 C.F.R. 252.2, 252.81–8, 12 C.F.R. 382.1-7 and 12 C.F.R. 47.1-8, which, subject to limited exceptions, require an express recognition of the stay-and-transfer powers of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and the Orderly Liquidation Authority under Title II of the Dodd Frank Wall Street Reform and Consumer Protection Act and the override of default rights related directly or indirectly to the entry of an affiliate into certain insolvency proceedings and any restrictions on the transfer of any covered affiliate credit enhancements.]
(y)[INSERT ANY ADDITIONAL DEALER-SPECIFIC PROVISIONS]

[Signature Page Follows]
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Please confirm your agreement to be bound by the terms stated herein by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Yours sincerely,

[DEALER NAME]

By:
Name:
Title:

Confirmed as of the date first above written:

SEMPRA

By:
Name: [*]
Title: [*]

SCHEDULE I

For purposes of the Transaction, the following terms shall have the applicable values or meanings:

Trade Date:	[*]

Maturity Date:	[DATE] (or, if such date is not a Scheduled Trading Day, the next following Scheduled Trading Day).

Spread:	[*]

Settlement Notice Date:	(i) 8:00 p.m. New York City time, one Scheduled Trading Day prior to the related Settlement Date, which may be the Maturity Date, if Physical Settlement applies, or (ii) [45] Scheduled Trading Days prior to the related Settlement Date, which may be the Maturity Date, if Cash Settlement or Net Share Settlement applies.

Forward Price Reduction Date	Forward Price Reduction Amount
Trade Date	USD 0.000
[*]	USD [*]
[*]	USD [*]
[*]	USD [*]
[*]	USD [*]
[*]	USD [*]
Maturity Date	USD 0.000

PRICING SUPPLEMENT

Date:	[*], 20[*]
To:	Sempra
488 8th Avenue
San Diego, CA 92101
Attention: General Counsel & Treasurer
From:	[DEALER NAME AND NOTICE INFORMATION]
Ladies and Gentlemen:
This Pricing Supplement is the Pricing Supplement contemplated by the Registered Share Forward Transaction dated as of [ ], 20[ ] (the “Confirmation”) between Sempra (“Counterparty”) and [DEALER NAME] (“Dealer”).

For all purposes under the Confirmation,

(a) the Hedge Completion Date is [ ];

(b) the Number of Shares shall be [ ], subject to further adjustment in accordance with the terms of the Confirmation; and

(c) the Initial Forward Price shall be USD [ ]; and

(d) the quotient of the aggregate gross proceeds received by Dealer from the sale of Forward Hedge Shares divided by the number of Forward Hedge Shares equals USD [ ].

Yours sincerely
[DEALER NAME]

By:
Name: [*]
Title: [*]

[Confirmed as of the date first above written:

SEMPRA

By:
Name: [*]
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